UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

POSITIVEID CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

William J. Caragol

Chief Executive Officer

May 9, 2012

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of PositiveID Corporation, or the Company, which will be held on May 31, 2012, at 8:00 a.m., Eastern Standard Time, at our principal executive offices located at 1690 South Congress Avenue, Suite 200, Delray Beach, Florida 33445.

The enclosed notice of meeting identifies each business proposal for your action. These proposals and the vote the Board of Directors recommends are:

Proposal		Recommended Vote

1.	Election of five directors to hold office until the 2013 Annual Meeting of Stockholders and until their successors have been duly elected and qualified;	FOR

2.	To approve an amendment to the PositiveID Corporation 2011 Stock Incentive Plan to increase the number of authorized shares of common stock issuable under the plan from 6,000,000 to 25,000,000 shares;	FOR

3.

To approve and adopt an amendment to our certificate of incorporation to increase the total number of authorized shares of our capital stock from 180 million shares, of which 175 million shares are common stock, to 475 million shares, of which 470 million shares will be common stock; and

FOR

4.	To transact such other business as may properly come before the meeting or at any adjournment thereof.

A Notice of Annual Meeting, a form of proxy, and a Proxy Statement containing information about the matters to be acted on at the Annual Meeting are enclosed.

If you plan to attend the meeting, please mark the appropriate box on your proxy card to help the Company plan for the meeting. You will need an admission card to attend the meeting. If your shares are registered in your name, you are a stockholder of record. Your admission card is attached to your proxy card, and you will need to bring it with you to the meeting. If your shares are in the name of your broker or bank, your shares are held in street name. Ask your broker or bank for an admission card in the form of a legal proxy to bring with you to the meeting. If you do not receive the legal proxy in time, bring your brokerage statement with you to the meeting so that the Company can verify your ownership of the Company’s stock on the record date and admit you to the meeting. However, you will not be able to vote your shares at the meeting without a legal proxy.

Your vote is important regardless of the number of shares you own. The Company encourages you to vote by proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All stockholders can vote by written proxy card. Many stockholders also can vote by proxy via a touch-tone telephone from the U.S. and Canada, using the toll-free number on your proxy card or via the Internet using the instructions on your proxy card. In addition, stockholders may vote in person at the meeting as described above.

Sincerely,

WILLIAM J. CARAGOL

Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 31, 2012

TO THE STOCKHOLDERS OF POSITIVEID CORPORATION:

The 2012 Annual Meeting of Stockholders of PositiveID Corporation, a Delaware corporation, or the Company, whose headquarters are located in Delray Beach, Florida, will be held at our principal executive offices located at 1690 South Congress Avenue, Suite 200, Delray Beach, Florida 33445, on May 31, 2012, at 8:00 a.m., Eastern Standard Time, for the following purposes:

1.   To elect five directors to hold office until the 2013 Annual Meeting of Stockholders and until their successors have been duly elected and qualified;

2.    To approve an amendment to the PositiveID Corporation 2011 Stock Incentive Plan to increase the number of authorized shares of common stock issuable under the plan from 6,000,000 to 25,000,000 shares;

3.  To approve and adopt an amendment to our certificate of incorporation to increase the total number of authorized shares of our capital stock from 180 million shares, of which 175 million shares are common stock, to 475 million shares, of which 470 million shares will be common stock; and

4.   To transact such other business as may properly come before the meeting and at any adjournment thereof.

The Board of Directors has fixed the close of business on April 9, 2012 as the record date for the determination of stockholders entitled to receive notice of the meeting and vote, or exercise voting rights through a voting trust, as the case may be, at the meeting and any adjournments or postponements of the meeting. The Company will make available a list of holders of record of the Company’s common stock as of the close of business on April 9, 2012 for inspection during normal business hours at the offices of the Company, 1690 South Congress Avenue, Suite 200, Delray Beach, Florida 33445 for ten business days prior to the meeting. This list will also be available at the meeting.

By Order of the Board of Directors,

WILLIAM J. CARAGOL

Chief Executive Officer

Delray Beach, Florida

May 9, 2012

EACH STOCKHOLDER IS URGED TO VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD, USING THE TELEPHONE VOTING SYSTEM, OR ACCESSING THE WORLD WIDE WEB SITE INDICATED ON YOUR PROXY CARD TO VOTE VIA THE INTERNET. IF A STOCKHOLDER DECIDES TO ATTEND THE MEETING, HE OR SHE MAY REVOKE THE PROXY AND VOTE THE SHARES IN PERSON.

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to be Held on May 31, 2012

The proxy statement, proxy card and annual report to stockholders are available at: www.positiveidcorp.com

PositiveID Corporation

1690 South Congress Avenue, Suite 200

Delray Beach, Florida 33445

PROXY STATEMENT

FOR THE 2012 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 31, 2012

The Board of Directors of PositiveID Corporation, a Delaware corporation, or the Company, whose principal executive office is located at 1690 South Congress Avenue, Suite 200, Delray Beach, Florida 33445, furnishes you with this Proxy Statement to solicit proxies on its behalf to be voted at our 2012 Annual Meeting of Stockholders, or the Annual Meeting. The Annual Meeting will be held at our principal executive offices, on May 31, 2012, at 8:00 a.m., Eastern Standard Time, subject to adjournment or postponement thereof. The proxies also may be voted at any adjournments or postponements of the Annual Meeting. This proxy statement and the accompanying form of proxy are first being mailed to our stockholders on or about May 11, 2012.

Voting and Revocability of Proxies

All properly executed written proxies and all properly completed proxies voted by telephone or via the Internet and delivered pursuant to this solicitation (and not revoked later) will be voted at the Annual Meeting in accordance with the instructions of the stockholder. Below is a list of the different votes stockholders may cast at the Annual Meeting pursuant to this solicitation.

In voting on the election of five directors to serve until the 2013 Annual Meeting of Stockholders, stockholders may vote in one of the three following ways:

1.   in favor of the nominees,

2.   withhold votes as to all the nominees, or

3.   withhold votes as to a specific nominee.

In voting on the approval of an amendment to the PositiveID Corporation 2011 Stock Incentive Plan to increase the number of authorized shares of common stock issuable under the plan from 6,000,000 to 25,000,000 and the approval and adoption of an amendment to our certificate of incorporation to increase the total number of authorized shares of our capital stock from 180 million shares, of which 175 million shares are common stock, to 475 million shares, of which 470 million shares will be common stock , stockholders may vote in one of the following ways:

1.   in favor of the proposal,

2.   against the proposal, or

3.   abstain from voting on the proposal.

Stockholders should specify their choice for each matter on the enclosed form of proxy. If no specific instructions are given, proxies which are signed and returned will be voted FOR the election of the directors as set forth herein, FOR the approval of an amendment to the PositiveID Corporation 2011 Stock Incentive Plan to increase the number of authorized shares of common stock issuable under the plan from 6,000,000 to 25,000,000, and FOR the approval and adoption of an amendment to our certificate of incorporation to increase the total number of authorized shares of our capital stock from 180 million shares, of which 175 million shares are common stock, to 475 million shares, of which 470 million shares will be common stock.

In addition, if other matters come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters. A stockholder submitting a proxy has the power to revoke it at any time prior to its exercise by submitting a later dated and properly executed proxy (including by means of a telephone or Internet vote), by voting in person at the Annual Meeting or by submitting a written notice, bearing a later date than the proxy, addressed to Secretary, PositiveID Corporation, 1690 South Congress Avenue, Suite 200, Delray Beach, Florida 33445.

A quorum must be present at the Annual Meeting. According to our bylaws, the presence in person or by proxy of the holders of shares representing a majority of the voting power of all the outstanding shares of capital stock entitled to vote at the Annual Meeting will constitute a quorum. If you have returned valid proxy instructions or attend the Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the Annual Meeting. Abstentions and “broker non-votes” (shares held by a broker, bank or other nominee that does not have authority, either express or discretionary, to vote on a particular matter) are counted for determining whether there is a quorum.

If a quorum is present at the Annual Meeting, the five nominees for director receiving the greatest number of votes (a plurality) will be elected. Abstentions and broker non-votes will not be considered in determining whether director nominees have received the requisite number of affirmative votes.

Approval of an amendment to the PositiveID Corporation 2011 Stock Incentive Plan will require the affirmative votes of the holders of a majority of the votes cast at the Annual Meeting, in person or by proxy, and entitled to vote on the proposal. For this proposal, abstentions and broker non-votes will not count as votes cast for the proposals and accordingly will have no effect.

Approval and adoption of an amendment to our certificate of incorporation to increase the total number of authorized shares of our capital stock from 180 million shares, of which 175 million shares are common stock, to 475 million shares, of which 470 million shares will be common stock, will require the affirmative vote of the holders of a majority of the voting power of all then outstanding shares of our capital stock entitled to vote generally in the election of directors, voting together as a single class.  For this proposal, abstentions and broker non-votes will have the same effect as a vote against the proposal.

The telephone and internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares and to confirm that their instructions have been properly recorded. Specific instructions to be followed by stockholders interested in voting via the telephone or the internet are set forth on the proxy card.

Record Date and Share Ownership

Under our bylaws, the record date can be no more than 60 and no less than 10 days before the Annual Meeting. Owners of record of our shares of common stock at the close of business on April 9, 2012, will be entitled to vote at the Annual Meeting or adjournments or postponements thereof. Each owner of record of our common stock on such date is entitled to one vote for each share of common stock so held.

As of the close of business on April 9, 2012, there were 110,476,755 shares of common stock outstanding entitled to vote at the Annual Meeting. A majority of the 110,476,755 shares must be present, in person or by proxy, to conduct business at the Annual Meeting.

For information regarding security ownership by management and by the beneficial owners of more than 5% of our common stock, see “Security Ownership of Certain Beneficial Owners and Management.”

Expenses of Solicitation

We will bear the expense of solicitation of proxies. We have not retained a proxy solicitor to solicit proxies; however, we may choose to do so prior to the Annual Meeting. Proxies may also be solicited by certain of our directors, officers and other employees, without additional compensation, personally or by written communication, telephone or other electronic means. We are required to request brokers and nominees who hold stock in their name to furnish our proxy material to beneficial owners of the stock and will reimburse such brokers and nominees for their reasonable out-of-pocket expenses in so doing.

TABLE OF CONTENTS

		Page
1.	Election of Directors	1

	Corporate Governance, Board of Directors and Committees	3
	Executive Officers	7
	Security Ownership of Certain Beneficial Owners and Management	7
	Executive Compensation	10
	Certain Relationships and Related Party Transactions	16
	Audit Committee Report	21

2.	Approval of an amendment to the PositiveID Corporation 2011 Stock Incentive Plan to increase the number of authorized shares of common stock issuable under the plan from 6,000,000 to 25,000,000	22

3.	Approval and adoption of an amendment to our certificate of incorporation to increase the total number of authorized shares of our capital stock from 180 million shares, of which 175 million shares are common stock, to 475 million shares, of which 470 million shares will be common stock	30

4.	Other Matters	32

(Proposal 1)

ELECTION OF DIRECTORS

Proposal

Our Board of Directors currently consists of five directors, whose term will expire at the Annual Meeting.  The Board of Directors has recommended that the following five directors be re-elected to serve until the 2013 Annual Meeting of Stockholders and until their successors are elected and qualified:

Name	Positions with the Company
William J. Caragol	Chairman of the Board of Directors and Chief Executive Officer
Jeffrey S. Cobb	Director
Barry M. Edelstein	Director
Michael E. Krawitz	Director
Ned L. Siegel	Director

William J. Caragol, 45, has served as our chief executive officer since August 26, 2011 and as our chairman of the Board of Directors since December 6, 2011 and previously served as our president from May 2007 until August 26, 2011, our chief financial officer from August 2006 through August 26, 2011, and treasurer since December 2006.  Mr. Caragol served as Steel Vault’s president and a member of its Board of Directors from December 3, 2008 and as acting chief financial officer from October 24, 2008 until November 11, 2009 when Steel Vault became our wholly-owned subsidiary. Mr. Caragol served as acting chief executive officer of Steel Vault from October 24, 2008 until December 3, 2008 when he was appointed chief executive officer. Mr. Caragol served as a member of the Board of Directors of Gulfstream International Group, Inc. from September to October, 2010.  He is a member of the American Institute of Certified Public Accountants and graduated from the Washington & Lee University with a bachelor of science in Administration and Accounting. The Board of Directors nominated Mr. Caragol as a director because of his past experience as a senior executive of other companies in the technology industry and because he holds the position of chief executive officer.

Jeffrey S. Cobb, 50, has served as a member of our Board of Directors since March 2007. Since April 2004, Mr. Cobb is the chief operating officer of IT Resource Solutions.net, Inc. Mr. Cobb served as a member on the Board of Directors of Steel Vault from March 2004 through July 22, 2008. Mr. Cobb earned his Bachelor of Science in Marketing and Management from Jacksonville University. Mr. Cobb was nominated to the Board of Directors because of his management and business development experience in technology companies.

Barry M. Edelstein, 48, has served as a member of our Board of Directors since January 2008. Mr. Edelstein serves as managing partner of Structured Growth Capital, Inc, a boutique investment banking firm. Mr. Edelstein served as acting president and chief executive officer of Destron Fearing Corporation (formerly known as Digital Angel Corporation), or Destron Fearing, from August 2007 until December 2007. Mr. Edelstein has served as the chairman of ScentSational Technologies, LLC since 2002. Mr. Edelstein has a bachelor’s degree in business administration from Drexel University and received his law degree from Widener University School of Law. Mr. Edelstein was nominated to the Board of Directors because of his past experience as a president and chief executive officer, as well as his years of oversight and senior management experience.

Michael E. Krawitz, 42, has served as a member of our Board of Directors since November 2008. He currently serves as chief executive officer of PEAR, LLC, a provider of green retrofitting and renewable energy.  From July 2010 until February 2011, he served as chief executive officer of Florida Sunshine Investments I, Inc. He previously served as the chief executive officer and president of Digital Angel Corporation from December 2006 to December 2007, executive vice president from March 2003 until December 2006, and as a member of its Board of Directors from July 2007 until December 2007. Mr. Krawitz served as a member on the Board of Directors of Steel Vault from July 23, 2008 until November 11, 2009. Mr. Krawitz earned a bachelor of arts degree from Cornell University in 1991 and a juris doctorate from Harvard Law School in 1994. Mr. Krawitz was nominated to the Board of Directors due to his past experience as a chief executive officer of Digital Angel, our former parent company, as well as his experience as an attorney.

Ned L. Siegel, 60, has served as a member of our Board of Directors since February 2011.  He has served as President of the Siegel Group, Inc. since September 1997, and Managing Member of the Siegel Consulting Group, LLC since November 2009, which provide real estate development and realty management services.  From October 2007 until January 2009, he served as United States Ambassador to the Commonwealth of the Bahamas.  From September 2006 until January 2007, he served as Senior Advisor to the United States Mission for the 61st Session of the United Nations General Assembly.  From January 2003 until October 2007, Mr. Siegel was a member of the Board of Directors of the Overseas

Private Investment Corporation.  From 2003 until 2007, he served as a member of the Board of Directors of the Caswell-Massey Company, Ltd., a world-wide quality bath and body, home fragrance and gifts company.  Mr. Siegel was appointed Vice Chairman of Alternative Fuels Americas, Inc. in January of 2011. Mr. Siegel earned a bachelor of arts degree from the University of Connecticut in 1973 and a juris doctorate from the Dickinson School of Law in 1976.  Mr. Siegel was nominated to the Board of Directors due to his past experience with government appointments and services and his managerial experience.

Vote Required

To approve this proposal, the affirmative vote of a plurality of the votes cast by the stockholders represented in person or represented by proxy at the Annual Meeting and entitled to vote is required for the approval of the election of a director. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR the proposal to elect five directors.

Recommendation of the Board of Directors

Our Board of Directors recommends a vote FOR William J. Caragol, Jeffrey S. Cobb, Barry M. Edelstein, Michael E. Krawitz and Ned L. Siegel to hold office until the 2013 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

CORPORATE GOVERNANCE, BOARD OF DIRECTORS AND COMMITTEES

Board of Directors Composition and Leadership Structure

Our Board of Directors currently consists of five members: William J. Caragol, Jeffrey S. Cobb, Barry M. Edelstein, Michael E. Krawitz and Ned L. Siegel. Although we are no longer listed on the Nasdaq Capital Market, our Board of Directors has determined that four of our five directors, Messrs. Cobb, Edelstein, Krawitz and Siegel, are independent under the standards of the Nasdaq Capital Market.   For transactions, relationships or arrangements that were considered by the Board of Directors in determining the independence of our Board of Directors, please see “Certain Relationships and Related Transactions — Director and Officer Roles and Relationships” below.

Our chief executive officer, Mr. Caragol, also currently serves as the Chairman of our Board of Directors.  Our Board of Directors has determined to not maintain a lead independent director at this time.  The Board of Directors believes its leadership structure is appropriate in helping guide us through our transition into a next generation healthcare technology company.  In addition, as discussed below, we have three standing Board of Directors committees, all of which are comprised entirely of independent directors. We believe that this leadership structure has been effective for us by providing clear and unified leadership through a single chief executive officer and Chairman of our Board of Directors, but whose power is balanced by having independent members on the Board of Directors who, through the presiding committee chairs, have input into the meeting agendas and the other important responsibilities. While we believe this structure is currently the most effective for us, the Board of Directors has no mandatory policy with respect to the separation of the offices of Chairman and the chief executive officer.

Board of Directors’ Role in Risk Oversight

Our Board of Directors is responsible for risk oversight as part of its fiduciary duty of care to effectively monitor business operations. Our Board of Directors administers its risk oversight function as a whole and through its committees. For example, the audit committee discusses with management our major risk exposures, their potential financial impact on us and our risk mitigation strategies. In addition, our whistleblower procedure contained in our Code of Conduct and Corporate Ethics General Policy Statement states notice of a financial matter that may be inappropriate should be sent anonymously to the chair of the audit committee.  Furthermore, the audit committee and the nominating and governance committee are responsible for the enforcement of our Code of Ethics for Senior Financial Officers.

Committees and Meetings of the Board of Directors

The Board of Directors held nine meetings and acted by unanimous written consent in lieu of a meeting fourteen times during 2011.  During 2011, all directors attended 75% or more of the meetings of the Board of Directors and committees to which they were assigned. We encourage each member of our Board of Directors to attend our Annual Meeting of Stockholders. At our 2011 Annual Meeting of Stockholders, two of our directors were present.

Our Board of Directors has the authority to appoint board committees to perform certain management and administrative functions. Our Board of Directors currently has an audit committee, a compensation committee, and a nominating and governance committee. The members of each committee are appointed annually by the Board of Directors.

Audit Committee

Our audit committee currently consists of Barry M. Edelstein, Jeffrey S. Cobb and Ned L. Siegel. Mr. Edelstein chairs the audit committee.  Our Board of Directors has determined that each of the members of our audit committee is “independent,” as defined under, and required by, the federal securities laws and the rules of the SEC, including Rule 10A-3(b)(i) under the Securities and Exchange Act of 1934, as amended, or the Exchange Act, as well as the listing standards of the Nasdaq Capital Market. Our Board of Directors has determined that Mr. Edelstein qualifies as an “audit committee financial expert” under applicable federal securities laws and regulations, and has the “financial sophistication” required under the listing standards of the Nasdaq Capital Market. During 2011, our audit committee held four meetings. A copy of the current audit committee charter is available on our website at www.positiveidcorp.com.

The audit committee assists our Board of Directors in its oversight of:

•

our accounting, financial reporting processes, audits and the integrity of our financial statements;

•

our independent auditor’s qualifications, independence and performance;

•

our compliance with legal and regulatory requirements;

•

our internal accounting and financial controls; and

•

our audited financial statements and reports, and the discussion of the statements and reports with management, including any significant adjustments, management judgments and estimates, new accounting policies and disagreements with management.

The audit committee has the sole and direct responsibility for appointing, evaluating and retaining our independent auditors and for overseeing their work. All audit and non-audit services to be provided to us by our independent auditors must be approved in advance by our audit committee, other than de minimis non-audit services that may instead be approved in accordance with applicable rules of the Securities and Exchange Commission, or SEC.

Compensation Committee

Our compensation committee currently consists of Jeffrey S. Cobb, Barry M. Edelstein and Michael E. Krawitz. Mr. Krawitz chairs the compensation committee. Our Board of Directors has determined that each of the members of our compensation committee is “independent,” as defined under, and required by, the rules of the Nasdaq Capital Market.   During 2011, our compensation committee held six meetings and acted by unanimous written consent in lieu of a meeting eight times. A copy of the current compensation committee charter is available on our website at www.positiveidcorp.com.

Our compensation committee assists our Board of Directors in the discharge of its responsibilities relating to compensation of our executive officers. Specific responsibilities of our compensation committee include:

•

reviewing and recommending to our Board of Directors approval of the compensation, benefits, corporate goals and objectives of our chief executive officer and our other executive officers;

•

evaluating the performance of our executive officers; and

•

administering our employee benefit plans and making recommendations to our Board of Directors regarding these matters.

The compensation committee has the authority to delegate any of its responsibilities to one or more subcommittees as the committee may from time to time deem appropriate and may ask members of management, employees, outside counsel, or others whose advice and counsel are relevant to the issues then being considered by the compensation committee to attend any meetings and to provide such pertinent information as the compensation committee may request. Our chief executive officer has historically played a significant role in the determination of senior management compensation. We expect that the compensation committee will continue to solicit input from our chief executive officer or president with respect to compensation decisions affecting other members of our senior management.

Nominating and Governance Committee

Our nominating and governance committee currently consists of Barry M. Edelstein and Jeffrey S. Cobb. Mr. Edelstein chairs the nominating and governance committee. Our Board of Directors has determined that each of the members of our nominating and governance committee is “independent,” as defined under, and required by, the rules of the Nasdaq Capital Market. During 2011, our nominating and governance committee acted by unanimous written consent in lieu of a meeting two times. A copy of the current nominating and governance committee charter is available on our website at www.positiveidcorp.com.

The primary responsibilities of our nominating and governance committee include:

•

identifying, evaluating and recommending nominees to our Board of Directors and its committees;

•

evaluating the performance of our Board of Directors and of individual directors;

•

ensuring that we and our employees maintain the highest standards of compliance with both external and internal rules, regulations and good practices; and

•

reviewing developments in corporate governance practices, evaluating the adequacy of our corporate governance practices and reporting and making recommendations to our Board of Directors concerning corporate governance matters.

Stockholder Nominations for Directors

The nominating and governance committee considers possible candidates for directors from many sources, including from stockholders. If a stockholder wishes to recommend a nominee for director, written notice should be sent to the Corporate Secretary in accordance with the instructions set forth later in this proxy statement under “Stockholder Proposals for 2013 Annual Meeting.” Each written notice must set forth as to each person whom the stockholder proposes to nominate: (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of our capital stock that are owned beneficially or of record by the person and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

As to the stockholder giving the notice: (A) the name and record address of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, (B) the class or series and number of shares of our capital stock that are owned beneficially and of record by such stockholder and the beneficial owner, if any, on whose behalf the nomination is made, (C) a description of all arrangements or understandings relating to the nomination to be made by such stockholder among such stockholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names), (D) a representation that such stockholder intends to appear in person or by proxy at the Annual Meeting to nominate the persons named in its notice and (E) any other information relating to such stockholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.  Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

Qualifications of Candidates and Process for Identifying Candidates for Election to the Board of Directors

The nominating and governance committee evaluates the suitability of potential candidates nominated by stockholders in the same manner as other candidates recommended to the nominating and corporate governance committee, based on certain criteria for selecting new directors. Such criteria includes the possession of such knowledge, experience, skills, expertise and diversity so as to enhance the Board of Directors’ ability to manage and direct our affairs, including, when applicable, to enhance the ability of the committees of the Board of Directors to fulfill their duties and to satisfy and independence requirements imposed by applicable law, regulation, or stock exchange listing requirement. After the nominating and corporate governance committee evaluates the suitability of potential candidates, it recommends the director nominees for election to the Board of Directors.

Code of Business Conduct and Ethics

Our Board of Directors has approved and we have adopted a Code of Business Conduct and Ethics, or the Code of Conduct, which applies to all of our directors, officers and employees. Our Board of Directors has also approved and we have adopted a Code of Ethics for Senior Financial Officers, or the Code for SFO, which applies to our chief executive officer and chief financial officer. The Code of Conduct and the Code for SFO are available upon written request to PositiveID Corporation, Attention: Secretary, 1690 South Congress Avenue, Suite 200, Delray Beach, Florida 33445. The audit committee of our Board of Directors is responsible for overseeing the Code of Conduct and the Code for SFO. Our audit committee must approve any waivers of the Code of Conduct for directors and executive officers and any waivers of the Code for SFO.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our officers and directors and persons who own more than 10% of our common stock file reports of ownership and changes in ownership with the SEC and furnish us with copies of all such reports. We believe, based on our stock transfer records and written representations from certain reporting persons, that all reports required under Section 16(a) were timely filed during 2011.

Stockholder Communications

Our Board of Directors believes that it is important for us to have a process whereby our stockholders may send communications to the Board of Directors. Accordingly, stockholders who wish to communicate with the Board of Directors or a particular director may do so by sending a communication in writing, whether by letter, facsimile, or email addressed to the Chairman of the Board of Directors. Our address is 1690 South Congress Avenue, Suite 200, Delray Beach, Florida 33445 and our facsimile number is 561-805-8001. For administrative efficiency, all such communications should be addressed to the Chairman of the Board of Directors, rather than any other members of the Board of Directors, and should contain the stockholder’s contact information, including the stockholder’s address and telephone number.

EXECUTIVE OFFICERS

Our executive officers, their ages and positions, as of April 9, 2012, are set forth below:

Name	Age	Position
William J. Caragol	45	Chairman of the Board of Directors and Chief Executive Officer
Bryan D. Happ	43	Senior Vice President and Chief Financial Officer

A summary of the business experience of Mr. Caragol is set forth above under “Our Management - Board of Directors.”

Mr. Happ, 43, has served as our Senior Vice President and Chief Financial Officer since August 26, 2011, and previously served as our Senior Vice President of Finance since July 2011. From October 2009 to August 2010, Mr. Happ served as the Chief Financial Officer of Green Bullion Financial Services, LLC. From May 2008 to October 2009, Mr. Happ served as Executive Vice President and Chief Financial Officer of NationsHealth, Inc., a healthcare services company, and from August 2005 to May 2008, he served as Senior Vice President and Chief Accounting Officer of NationsHealth.  From January 1991 to July 2005, Mr. Happ held various positions in the Assurance and Advisory Business Services practice of Ernst & Young LLP, most recently as a Senior Manager. Mr. Happ holds a bachelor of arts degree from Cornell University and a masters in accounting from Northeastern University and is a Certified Public Accountant.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding beneficial ownership of shares of our common stock as of April 9, 2012 by:

•

each of our directors;

•

each of our named executive officers;

•

all of our executive officers and directors as a group; and

each person, or group of affiliated persons, known to us to be the beneficial owner of more than 5% of our outstanding shares of common stock.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting and investment power with respect to the securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of April 9, 2012 are deemed outstanding. Such shares, however, are not deemed outstanding for purposes of computing the percentage ownership of any other person. To our knowledge, except as indicated in the footnotes to this table and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of our common stock shown opposite such person’s name. The percentage of beneficial ownership is based on 110,476,755 shares of our common stock outstanding as of April 9, 2012. Unless otherwise noted below, the address of the persons and entities listed in the table is c/o PositiveID Corporation, 1690 South Congress Avenue, Suite 200, Delray Beach, Florida 33445.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(#)	Percent of Outstanding Shares (%)
Five Percent Stockholders:
Scott R. Silverman (1)	38,112,271	34.4%
Ironridge Global Technology Co., a division of Ironridge Global IV, Ltd. (2)	11,036,628	9.9%
Named Executive Officers and Directors:
William J. Caragol (3)	3,125,000	2.8%
Jeffrey S. Cobb (4)	588,750	*
Barry M. Edelstein (5)	645,000	*
Michael E. Krawitz (6)	720,000	*
Ned L. Siegel	276,900	*
Executive Officers and Directors as a group (5 persons) (7)	5,355,650	4.8%

*   Less than 1%

(1)   Mr. Silverman beneficially owns 38,112,271 shares, which includes 54,000 shares upon the exercise of a warrant and 300,000 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of April 9, 2012. Mr. Silverman has sole voting and dispositive power over 35,273,263 shares of our common stock.  Mr. Silverman shares voting power over 2,839,008 shares, which consist of (i) 54,000 shares issuable upon the exercise of a warrant that is currently exercisable or exercisable within 60 days of April 9, 2012 that Mr. Silverman, as a manager of Blue Moon Energy Partners LLC, or Blue Moon, may be deemed to share beneficial ownership with Blue Moon and (ii) 2,785,008 shares that Mr. Silverman, as the control person of R & R Consulting Partners, LLC, or R&R, may be deemed to share beneficial ownership with R&R.  Mr. Silverman shares dispositive power over the 54,000 Blue Moon shares.  Mr. Silverman shares dispositive power with R&R over 2,785,008 shares.

(2)   Ironridge Technology Co. is a division of Ironridge Global IV, Ltd. (“IV”). Ironridge Global Partners, LLC (“IGP”), and IGP’s managing members Brendan T. O’Neil, Richard H. Kreger, John C. Kirkland and Keith Coulston may be deemed to beneficially own the shares issuable to Ironridge pursuant to the shares issuable upon conversion of the Series H Stock, and shares issuable to Ironridge Global III, LLC (“III”) upon conversion of the Series F Preferred Stock. The address of the principal business office of IV is Harbour House, Waterfront Drive, P.O. Box 972, Road Town, Tortola, British Virgin Islands VG1110. The address of the principal business office of IGP, III, and Messrs. O’Neil, Kreger and Coulston is 425 California Street, Suite 1010, San Francisco, California 94104. The address of the principal business office of Mr. Kirkland is 881 Alma Real Drive, Suite 305, Los Angeles, California 90272. Voting and dispositive power with respect to the shares owned by IV is exercised by David Sims and Peter Cooper, Directors. Voting and dispositive power with respect to shares of our common stock owned by III is exercised by Mr. O’Neil and Mr. Coulston. However, for so long as III or IV or any of their affiliates hold any shares of our common stock, they are prohibited from, among other actions: (1) voting any shares of our common stock owned or controlled by them, or soliciting any proxies or seeking to advise or influence any person with respect to any voting securities of the issuer; (2) engaging or participating in any actions or plans that relate to or would result in, among other things, (a) acquiring additional securities of us, alone or together with any other person, which would result in them collectively beneficially owning or controlling, or being deemed to beneficially own or control, more than 9.99% of our total outstanding common stock or other voting securities, (b) an extraordinary corporate transaction such as a merger, reorganization or liquidation, (c) a sale or transfer of a material amount of assets, (d) changes in our present board of directors or management, (e) material changes in our capitalization or dividend policy, (f) any other material change in our business or corporate structure, (g) actions which may impede the acquisition of control us by any person or entity, (h) causing a class of our securities to be delisted, (i) causing a class of our equity securities to become eligible for termination of registration; or (3) any actions similar to the foregoing.

Each of IGP and Messrs. O’Neil, Kreger, Kirkland and Coulston disclaims beneficial ownership or control of any of the securities listed above.  IGP and Messrs. O’Neil, Kreger, Kirkland and Coulston directly own no shares of the issuer.  However, by reason of the provisions of Rule 13d-3 of the Exchange Act, as amended, IGP or Messrs. O’Neil, Kreger, Kirkland and Coulston may be deemed to beneficially own or control the shares owned by III and IV.  Messrs. O’Neil, Kreger and Kirkland are each managing directors of III and IV, and managing directors, members and 30% beneficial owners of IGP.  Mr. Coulston is a director, member and 10% beneficial owner of IGP.  IGP is a member and beneficial owner of III, and a stockholder and beneficial owner of IV.

For purposes of calculating the percent of class, we have assumed that there were a total of 110,476,755 shares of our common stock outstanding such that 11,036,628 shares beneficially owned would represent approximately 9.99% of the outstanding common stock after such issuance. The 9.99% ownership limitation does not prevent Ironridge from selling some of its holdings and then receiving additional shares.  In this way, Ironridge could sell more than the 9.99% ownership limitation while never holding more than this limit. The Series F Preferred Stock and the Series H Stock each have a provision precluding the applicable Ironridge entity from converting any shares of Series F Preferred Stock or Series H Stock if such conversion would result in Ironridge being deemed to beneficially own or control more than 9.99% of our outstanding common stock. Subject to the foregoing overall limitation, shares include (1) 5,394,883 shares of common stock beneficially owned by Ironridge, (2) 1,060,000 shares of common stock issuable upon conversion of the 159 remaining shares of Series H Stock assuming the conversion occurred on April 9, 2012, (3) a number of shares of common stock, valued at the lower of $0.15 or a 15% discount to the closing bid price at time of issuance, that we may choose to issue in lieu of cash as payment of 4.5% dividends on the Series H Stock, (4) 1,740,000 shares of common stock issuable upon conversion of 870 shares of the Series F Preferred Stock, and (5) a number of shares of common stock issuable upon conversion of any additional shares of Series F Preferred Stock that we may choose to issue in lieu of cash as payment of the 7.65% dividends on the Series F Preferred Stock.

(3)   Mr. Caragol beneficially owns 3,125,000 shares, which includes 250,000 shares issuable upon the exercise of warrants and 50,000 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of April 9, 2012. Mr. Caragol has sole voting power over 3,125,000 shares of our common stock. Mr. Caragol has sole dispositive power over 2,750,000 shares of our common stock. Mr. Caragol lacks dispositive power over 375,000 shares of which are restricted as to transfer January 1, 2013.

(4)   Includes 370,000 shares of our common stock and 218,750 shares of our common stock issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of April 9, 2012.

(5)   Includes 370,000 shares of our common stock and 75,000 shares of our common stock issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of April 9, 2012.

(6)   Includes 570,000 shares of our common stock and 150,000 shares of our common stock issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of April 9, 2012.

(7)   Includes shares of our common stock beneficially owned by current executive officers and directors and shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of April 9, 2012, in each case as set forth in the footnotes to this table.

EXECUTIVE COMPENSATION

The following table sets forth information regarding compensation earned in or with respect to our fiscal year 2010 and 2011 by:

•

each person who served as our chief executive officer in 2011; and

•

each person who served as our chief financial officer in 2011.

We had no other executive officers during any part of 2011. We refer to these officers collectively as our named executive officers.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)		Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)

Scott R. Silverman Former Chairman and Chief Executive Officer	2011	375,000	(1)	575,000	(2)	—		—		—	4,945,801 (3)	5,895,801
	2010	375,000	(4)	575,000	(5)	853,150	(6)	—		—	64,086 (7)	1,867,236

William J. Caragol Chairman and Chief Executive Officer	2011	242,308		500,000	(8)	475,000	(9)	—		—	49,750 (10)	1,267,058
	2010	225,000	(11)	350,000	(12)	759,692	(13)	—		—	40,012 (14)	1,374,704

Bryan D. Happ Chief Financial Officer	2011	83,077		—		—		178,804	(15)	—	—	261,881

(1)    Represents $288,462 paid in cash and 462,770 shares of our restricted stock received in lieu of salary for an aggregate grant date fair value of $86,538, computed in accordance with FASB ASC Topic 718.

(2)    Represents $200,000 paid in cash and 2,005,348 shares of our restricted stock received in lieu of a minimum annual bonus for an aggregate grant date fair value of $375,000, computed in accordance with FASB ASC Topic 718.

(3)    The amount shown includes (i) $1,238 in respect of term life insurance provided to Mr. Silverman; (ii) $45,000 for an expense allowance; (iii) perquisites aggregating $20,341 as follows: $19,916 for an automobile allowance, insurance and gasoline expenses and $425 for home security; (iv) the grant date fair value of $3,394,223 of 18,112,182 shares of restricted stock received as severance in connection with his departure from the company, computed in accordance with FASB ASC Topic 718; and (v) the aggregate grant date fair value of $1,485,000 of 13,500,000 shares of restricted stock received on March 23, 2012 as price protection shares in connection with his departure from the company, compuated in accordance with FASB ASC Toic 718.

(4)    Represents $131,151 paid in cash and 169,340 shares of our restricted common stock received in lieu of salary for an aggregate grant date fair value of $243,849, computed in accordance with FASB ASC Topic 718.

(5)    Represents $200,000 earned as a discretionary bonus and 260,417 shares of our restricted common stock received in lieu of a minimum annual bonus for an aggregate grant date fair value of $375,000, computed in accordance with FASB ASC Topic 718.

(6)    Represents the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of 1,245,243 shares of our common stock.

(7)    The amount shown includes (i) $1,238 in respect of term life insurance provided to Mr. Silverman; (ii) $45,000 for an expense allowance; and (iii) perquisites aggregating $17,848 as follows: $17,287 for an automobile allowance, insurance and gasoline expenses and $561 for home security.

(8)    Represents a $125,000 discretionary bonus paid in cash and a $375,000 bonus earned but unpaid at December 31, 2011

(9)    Represents the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of 2,500,000 shares of our common stock.

(10)  The amount shown includes (i) $1,582 in respect of long-term disability insurance provided to Mr. Caragol; (ii) $25,000 for an expense allowance; and (iii) $23,168 for an automobile allowance, insurance and gasoline expenses.

(11)  Represents $78,691 paid in cash and 101,603 shares of our restricted common stock received in lieu of salary for an aggregate grant date fair value of $146,309, computed in accordance with FASB ASC Topic 718.

(12)  Represents $125,000 earned as a discretionary bonus and 156,250 shares of our restricted common stock received in lieu of a minimum annual bonus for an aggregate grant date fair value of $225,000, computed in accordance with FASB ASC Topic 718.

(13)  Represents the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of 1,017,147 shares of our common stock.

(14)  The amount shown includes $20,000 for an expense allowance and $20,012 for an automobile allowance, insurance and gasoline expenses.

(15)  Represents the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of options for the purchase of 900,000 shares of our common stock at an exercise price of $0.23 per share.

Narrative Disclosure to Summary Compensation Table and Additional Narrative Disclosure

Executive Employment Arrangements

2010 Executive Employment Arrangements

On November 12, 2009, our Compensation Committee approved a 2010 executive compensation arrangement for Messrs. Silverman and Caragol. Beginning in 2010, Mr. Silverman and Mr. Caragol would receive a base salary of $375,000 and $225,000, respectively. Additionally, the Compensation Committee had the authority to approve a discretionary bonus for 2010, a portion of which was guaranteed, to each of Mr. Silverman and Mr. Caragol based on the following factors: development of the rapid virus sensor project, development of the glucose-sensing microchip project, the financial performance of the business of our wholly-owned subsidiary, National Credit Report.com, LLC, strategic acquisitions, the overall financial condition/health of the business, and such other factors as the Compensation Committee deemed appropriate in light of any acquisitions or changes in the business. Mr. Silverman could earn a bonus between $200,000 and $600,000, and Mr. Caragol could earn a bonus between $200,000 and $450,000. Each of Mr. Silverman and Mr. Caragol received 1,000,000 shares of restricted stock under the PositiveID Corporation 2009 Stock Incentive Plan. These restricted shares vest according to the following schedule: (i) 50% vested on January 1, 2011; and (ii) 50% vest on January 1, 2012. Mr. Silverman’s and Mr. Caragol’s rights and interests in the unvested portion of the restricted stock are subject to forfeiture in the event they resign prior to January 1, 2012 or are terminated for cause prior to January 1, 2012, with said cause being defined as a conviction of a felony or such person being prevented from providing services to us as a result of such person’s violation of any law, regulation and/or rule. Mr. Silverman and Mr. Caragol are entitled to Company-paid health insurance, non-allocable expenses of $45,000 and $20,000, respectively, and each are entitled to an automobile allowance and other automobile expenses, including insurance, gasoline and maintenance costs.

On May 4, 2010, our Compensation Committee approved a change to the above-referenced compensation arrangement and in lieu of (i) cash salary for the remainder of 2010 for Messrs. Silverman and Caragol and (ii) the minimum cash bonus obligation to Messrs. Silverman and Caragol pursuant to the bonus structure set forth above, it approved the issuance of 675,000 shares of restricted stock to Mr. Silverman and 525,000 shares of restricted stock to Mr. Caragol. These restricted shares were issued under our 2009 Stock Incentive Plan and vest according to the following schedule: (i) 50% vested on January 1, 2011; and (ii) 50% vest on January 1, 2012.  Mr. Silverman’s and Mr. Caragol’s rights and interests in the unvested portion of the restricted stock are subject to forfeiture in the event they resign prior to January 1, 2012 or are terminated for cause prior to January 1, 2012, with said cause being defined as a conviction of a felony or such person being prevented from providing services to us as a result of such person’s violation of any law, regulation and/or rule.

2011 Executive Employment Arrangements

On November 10, 2010, our Compensation Committee approved a five year employment and non-compete agreement for Messrs. Silverman and Caragol. Beginning in 2011, Mr. Silverman and Mr. Caragol began receiving a base salary of $375,000 and $225,000, respectively.  Each executive's base salary will increase a minimum of 5% per annum during each calendar year of the term.  During the term, each executive shall receive a minimum annual bonus for each calendar year of the term in an amount equal to a minimum of one (1) times such executive’s base salary.  Additionally, the Compensation Committee has the authority to approve a discretionary bonus for each year of the term. Each of Mr. Silverman and Mr. Caragol received 1,000,000 and 750,000 shares of restricted stock, respectively, under the PositiveID Corporation 2009 Stock

Incentive Plan. These restricted shares will vest according to the following schedule: (i) 50% vest on January 1, 2012; and (ii) 50% vest on January 1, 2013. Mr. Silverman’s and Mr. Caragol’s rights and interests in the unvested portion of the restricted stock are subject to forfeiture in the event they resign prior to January 1, 2013 or are terminated for cause prior to January 1, 2013, with said cause being defined as a conviction of a felony or such person being prevented from providing services to us as a result of such person’s violation of any law, regulation and/or rule. Mr. Silverman and Mr. Caragol are entitled to Company-paid health insurance and disability insurance, non-allocable expenses of $45,000 and $25,000, respectively, and each are entitled to use of an automobile leased by us and other automobile expenses, including insurance, gasoline and maintenance costs.

If Mr. Silverman’s or Mr. Caragol’s employment is terminated prior to the expiration of the term of their respective employment agreements, certain significant payments become due to such executives. The amount of such significant payments depends on the nature of the termination. In addition, the employment agreements contain a change of control provision that provides for the payment of five times the then current base salary and five times the average bonus paid to Mr. Silverman for the three full calendar years immediately prior to the change of control and three times the then current base salary and three times the average bonus paid to Mr. Caragol for the three full calendar years immediately prior to the change of control.  Any outstanding stock options or restricted shares held by such executive as of the date of his termination or a change of control become vested and exercisable as of such date, and remain exercisable during the remaining life of the option.  Upon a change of control, we must continue to pay all leases payments on the vehicle then used by executive. The employment agreements also contain non-compete and confidentiality provisions which are effective from the date of employment through two years from the date the employment agreements are terminated.

On September 30, 2011, our Compensation Committee approved a First Amendment to Employment and Non-Compete Agreement, or the First Amendment, between us and Mr. Silverman in connection with Mr. Silverman’s change in position from our chief executive officer to chairman of the Board of Directors. The First Amendment amended the Employment and Non-Compete Agreement dated November 11, 2010 between us and Mr. Silverman and provided for, among other things, the issuance of our restricted stock to Mr. Silverman in the aggregate amount of $3,394,223.20, or the Restricted Stock, in lieu of contractually-committed cash salary and bonus for 2012 through 2015. In addition, Mr. Silverman agreed to forego $45,000 in annual compensation for non-allocable expenses and limit any change of control compensation to $750,000. The Restricted Stock was issued based upon the average daily VWAP, of our common stock for the five (5) trading days preceding the date of the First Amendment. The VWAP is calculated by dividing the aggregate value of common stock traded on the OTC Bulletin Board (price per share multiplied by number of shares traded) by the total volume (number of shares) of common stock traded on the OTC Bulletin Board for such trading day.

The Restricted Stock was subject to registration rights and price protection provisions, and was to be granted upon the earlier of (i) a reverse stock split or (ii) the receipt of stockholder approval to increase the number of authorized shares of our common stock under our second amended and restated certificate of incorporation, as amended, to at least 175 million shares of common stock.  In the event Mr. Silverman was to resign on or before January 1, 2012 or in the event Mr. Silverman is terminated for cause on or before January 1, 2013, the Restricted Stock was subject to a substantial risk of forfeiture.

We were to continue to pay Mr. Silverman cash compensation for his base salary until the later of December 31, 2011 or the date the registration statement becomes effective.  The First Amendment also provided that Mr. Silverman will receive his 2011 minimum bonus of $375,000 in twelve (12) equal monthly payments beginning January 1, 2012.

On September 30, 2011, our Compensation Committee approved a two year employment and non-compete agreement for Bryan D. Happ, our chief financial officer. Under the employment agreement, Mr. Happ will receive a base salary of $180,000, subject to a minimum increase of 5% per annum during each calendar year of the term.  During the term, Mr. Happ will be eligible to receive a discretionary bonus for each year of the term with a target incentive compensation between 50% and 100% of his base salary then being paid. Mr. Happ is also entitled to receive Company-paid health and disability insurance during the term of the employment agreement.  If Mr. Happ’s employment is terminated prior to the expiration of the term, certain payments become due.  The amount of such payments depends on the nature of the termination and whether the termination occurs before or after one year from the date of the employment agreement. In the event Mr. Happ is terminated without cause on or before one year from the date of the employment agreement, Mr. Happ is entitled to one times his then current base salary and any bonus paid by us within one year from the date of the employment agreement. In the event Mr. Happ is terminated without cause after one year from the date of the employment agreement, Mr. Happ is entitled to two times his then current base salary and the average bonus paid us within the last two calendar years (or such lesser period if the employment agreement is terminated less than two years from the date of the employment agreement).

In addition, Mr. Happ’s employment agreement contains a change of control provision that provides for the payment of one times the then current base salary and two times the average bonus paid to Mr. Happ for two full calendar years if a change of control occurs on or before one year from the date of the employment agreement; and two times the then current base salary and two times the average bonus paid to Mr. Happ for two full calendar years if a change of control occurs after one year from the date of the employment agreement. Any outstanding stock options and unvested restricted stock held by Mr. Happ as of the date of termination or a change of control shall become vested and exercisable as of such date, and remain exercisable during the life of the option. The employment agreement also contains non-compete and confidentiality provisions which are effective from the date of employment through two years from the date the employment agreement is terminated. On April 24, 2012, the Compensation Committee approved the grant of a discretionary bonus to Mr. Happ in the amount of $50,000.

Amendments to 2011 Executive Employment Arrangements

Mr. Caragol's annual base salary was increased from $225,000 to $275,000 in connection with his appointment as our chief executive officer effective August 26, 2011.

On December 6, 2011, the Compensation Committee approved an Amended and Restated Employment, Consulting and Non-Compete Agreement, or the Amended and Restated Agreement, for Mr. Silverman in connection with his negotiated departure from the Board of Directors as of December 6, 2011, and his continued service as consultant to us until March 1, 2012.  The Amended and Restated Agreement amended and restated the employment and non-compete agreement dated November 11, 2010 between us and Mr. Silverman, as amended on September 30, 2011 by the First Amendment, and provided for, among other things, clarification of the terms of Mr. Silverman’s separation from the Company.  The Amended and Restated Agreement also provided for the full vesting of all outstanding stock options and unvested restricted stock (including all restricted stock issued pursuant to the various employment agreements and arrangements discussed above) on January 2, 2012.  We also granted Mr. Silverman a security interest in substantially all of our assets, or the Security Agreement, until such time as the stock obligations under the Amended and Restated Agreement are fulfilled.

Under the Amended and Restated Agreement, we agreed to satisfy certain contractual obligations of $461,538 pursuant to the Mr. Silverman's First Amendment, or the Contractual Obligations, through the issuance of 2,468,118 shares of common stock from our 2011 Stock Incentive Plan to Mr. Silverman, or the Contractual Obligations Stock, on January 2, 2012. The Contractual Obligations Stock was subject to reduction from 2,468,118 shares to 1,750,000 shares in the event we paid to Mr. Silverman $86,000 in cash compensation on or before December 31, 2011.  If Mr. Silverman did not receive the $86,000 in cash compensation on or before December 31, 2011, and if we received $1,000,000 of proceeds from a financing transaction or a series of financing transactions between December 6, 2011 and the date in which a registration statement registering the Contractual Obligations Stock becomes effective, we were to pay to Mr. Silverman $100,000 in cash compensation in 2012 and Mr. Silverman was to return 534,789 shares of common stock to us. If a registration statement for the Contractual Obligations Stock did not become effective on or before March 31, 2012, Mr. Silverman could return the Contractual Obligations Stock in exchange for cash compensation in the amount of $461,538, less any cash compensation payments made to Mr. Silverman as described herein.  On January 2, 2012, we issued the Contractual Obligations Stock to Mr. Silverman.

We also agreed to issue shares of restricted stock to Mr. Silverman in the aggregate amount of $3,394,223.20, in lieu of contractually-committed cash salary and bonus for 2012 through 2015, plus compensation for the consulting services, based upon the average daily VWAP of our common stock for the five trading days preceding September 30, 2011, which was $.01874 per share, representing a total of 18,112,182 shares, or the Restricted Stock. The Restricted Stock was subject to registration rights and price protection provisions, and was granted on January 27, 2012, after our stockholders approved an increase in the number of authorized shares of our common stock from 70 million shares to 175 million shares.  Any additional restricted shares issued to Mr. Silverman pursuant to the price protection provisions could never be greater than 50% of the number of shares calculated as of the issuance date, or a maximum of 9,056,091 shares.  In the event Mr. Silverman failed to perform the consulting services without good cause, he would be in breach of the Amended and Restated Agreement and if, upon notice of such breach, Mr. Silverman continued to fail to perform the consulting services for a period of ten days, the Restricted Stock will be subject to a substantial risk of forfeiture. We filed a registration statement on Form S-1 for the resale of the Restricted Stock, or the Registration Statement, with the SEC on January 31, 2012, as amended February 2, 2012 and February 13, 2012.

On March 23, 2012, the Board of Directors approved a First Amendment to Amended and Restated Employment, Consulting and Non-Compete Agreement, or the First Amendment to Amended and Restated Employment Agreement, between the Company and Scott R. Silverman in connection with the elimination of any and all price protection provisions under the Amended and Restated Agreement and any other further registration rights obligations. Under the First Amendment to Amended and Restated Agreement we

agreed to issue 13,500,000 shares of restricted stock of the Company to Mr. Silverman on March 23, 2012, or the Price Protection Shares. The Price Protection Shares were issued in order to (i) eliminate any and all price protection provisions under the Amended and Restated Agreement, including, but not limited to, any price protection provisions relating to a reverse stock split, and (ii) any further registration rights obligations.  The Price Protection Shares have been included on a pre-effective amendment to the Registration Statement filed with the SEC on March 28, 2012. Upon effectiveness of the Registration Statement, the Security Agreement will terminate.

On December 6, 2011, the Compensation Committee approved a First Amendment to Employment and Non-Compete Agreement, or the First Amendment, between us and William J. Caragol, our chief executive officer, in connection with Mr. Caragol’s assumption of the position of chairman of the Board of Directors effective December 6, 2011. The First Amendment amends the Employment and Non-Compete Agreement dated November 11, 2010, between us and Mr. Caragol and provides for, among other things, the elimination of any future guaranteed raises and bonuses, other than a 2011 bonus of $375,000  to be paid beginning January 1, 2012 in twelve (12) equal monthly payments. If in the reasonable discretion of the Board of Directors, we are unable to make the scheduled cash bonus payments, we shall have the option of (i) delaying payment(s), (ii) paying Mr. Caragol in restricted stock of the Company, or (iii) reaching some other mutually agreeable resolution with Mr. Caragol.  In addition, the First Amendment amends the change of control provision by increasing the multiplier from 3 to 5 and capping any change in control compensation to 10% of the transaction value.  The First Amendment also obligates us to grant to Mr. Caragol an aggregate of 12,500,000 shares of restricted stock over a 4 year period as follows: (i) 2,500,000 shares upon execution of the First Amendment, which shall vest on January 1, 2014, (ii) 2,500,000 shares on January 1, 2012, which shall vest on January 1, 2015, (iii) 2,500,000 shares on January 1, 2013, which shall vest on January 1, 2015, (iv) 2,500,000 shares on January 1, 2014, which shall vest on January 1, 2016, and (v) 2,500,000 shares on January 1, 2015, which shall vest on January 1, 2016.  We and Mr. Caragol agreed to delay the issuance of the first and second restricted share grants, for a total of 5,000,000 shares, until we have available shares under one of our stock incentive plans.

Outstanding Equity Awards as Of December 31, 2011

The following table provides information as of December 31, 2011 regarding unexercised stock options and restricted stock outstanding held by Messrs. Silverman, Caragol and Happ.

Outstanding Equity Awards as Of December 31, 2011

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options(#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Scott R. Silverman	50,000	(3)	—	—	$0.68	3/23/2012	—	—	—	—
	250,000	(3)	—	—	$0.42	7/25/2018	—	—	—	—
	—		—	—	—	—	1,837,500	257,250	—	—
William J. Caragol	50,000	(4)	—	—	$10.00	8/21/2016	—	—	—	—
	—		—	—	—	—	1,512,500	211,750	—	—
Bryan D. Happ	—		900,000	—	$0.23	8/31/2021	—	—	—	—

(1)   For Mr. Silverman, all shares vested on January 2, 2012.  For Mr. Caragol, 1,137,500 shares vest on January 1, 2012 and 375,000 shares vest on January 1, 2013.

(2)   Computed by multiplying the closing market price of a share of our common stock on December 31, 2011, or $0.14, by the number of shares of common stock that have not vested.

(3)   This option was originally issued by Steel Vault and was converted into an option to purchase shares of our common stock pursuant to the Agreement and Plan of Reorganization, dated September 4, 2009, as amended, among us, Steel Vault and VeriChip Acquisition Corp.

(4)   On July 18, 2008, all stock option awards and restricted stock awards that had previously been granted under our 2002 Flexible Stock Plan, our 2005 Flexible Stock Plan, and our 2007 Stock Incentive Plan vested upon the closing of Xmark Transaction.

Director Compensation

The following table provides compensation information for persons serving as members of our Board of Directors during 2011.

2011 Director Compensation

Name	Stock Awards ($)(1)	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Jeffrey S. Cobb (2)	—	20,000	—	—	—	—	20,000

Barry M. Edelstein (3)	—	20,000	39,734	—	—	—	59,734

Steven R. Foland (4)	—	—	—	—	—	—	—

Michael E. Krawitz (5)	—	30,000	—	—	—	—	30,000

Ned L. Siegel(6)	121,000	20,000	—	—	—	—	141,000

(1)   The dollar amount of these awards reflected in the table represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.

(2)   As of December 31, 2011, Mr. Cobb held options to purchase 218,750 shares of our common stock. Mr. Cobb was awarded 120,000 shares of restricted stock on December 13, 2010, of which 100,000 shares were outstanding as of December 31, 2011 and vested on January 1, 2012. (3)   As of December 31, 2011, Mr. Edelstein held options to purchase 275,000 shares of our common stock. Mr. Edelstein was awarded 120,000 shares of restricted stock on December 13, 2010 of which 100,000 shares were outstanding on December 31, 2011 and vested on January 1, 2012.  On August 31, 2011, in connection with his appointment as chairman of the Company’s Audit Committee, Mr. Edelstein was granted options to purchase 200,000 shares of our common stock at an exercise price of $0.23 per share, which options vested on January 1, 2012.

(4)   As of December 31, 2011, Mr. Foland held no options to purchase shares of our common stock. Mr. Foland was awarded 180,000 shares of restricted stock on December 13, 2010 of which 100,000 shares were outstanding as of December 31, 2011 and vested on January 1, 2012.  Mr. Foland's term as a director did not continue past the annual meeting of stockholders held on August 26, 2011.

(5)   As of December 31, 2011, Mr. Krawitz held 150,000 options to purchase shares of our common stock. Mr. Krawitz was awarded 220,000 shares of restricted stock on December 13, 2010 of which 200,000 shares were outstanding on December 31, 2011 and vested on January 1, 2012.

(6)   As of December 31, 2011, Mr. Siegel held no options to purchase shares of our common stock. Mr. Siegel was awarded 220,000 shares of restricted stock on February 15, 2011 of which 200,000 shares were outstanding as of December 31, 2011 and vested on January 1, 2012.  On February 1, 2011, Mr. Siegel was appointed to the Board of Directors. He received 220,000 shares of restricted stock in connection therewith, 200,000 shares which vest on January 1, 2012, 5,000 shares of which vested on each of March 31, June 30, September 30, and December 31, 2011.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Since the beginning of our fiscal year 2010, there has not been, and there is not currently proposed, any transaction or series of similar transactions in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years and in which any related person, including any director, executive officer, holder of more than 5% of our capital stock during such period, or entities affiliated with them, had a material interest, other than as described in the transactions set forth below.

Director and Officer Roles and Relationships

By virtue of the relationships described below, certain of directors and executive officers may face situations in which there are actual or apparent conflicts of interest that could interfere, or appear to interfere, with their ability to act in a manner that is in our best business interests.  In addition, as further described below, several of our directors and executive officers have served as directors and officers of Digital Angel, which held 45.7% of our stock at the time it sold such stock to R & R Consulting Partners, LLC (an entity owned and controlled by Mr. Silverman) on November 12, 2008, and its other affiliates.  Each of these relationships was considered in determining whether a director is independent under the standards of the Nasdaq Capital Market.

At the Board level:

•

Our former chairman, Scott R. Silverman, served as chairman of the Board of Directors of Steel Vault until November 10, 2009, in which Digital Angel held a 49.9% ownership interest until August 1, 2008.  In addition, Mr. Silverman is the managing member of R & R Consulting Partners, LLC, which holds 2,785,008 shares of our common stock.  In January 2012, VeriTeQ Acquisition Corporation, or VeriTeQ, a company owned and controlled by Mr. Silverman, purchased all of the outstanding stock of our wholly-owned subsidiary, Animal Health in exchange for a secured promissory note and a 10% ownership interest in VeriTeQ.

•

Michael E. Krawitz served on the Board of Directors of Steel Vault until November 10, 2009. Mr. Krawitz, along with Messrs. Silverman and Caragol, is a manager and member of Sah-Vul Strategic Partners I, LLC, a securities holding company. On February 6, 2012, Mr. Krawitz began serving on the Board of Directors of VeriTeQ.

•

Blue Moon owns a warrant to purchase 54,000 shares of our common stock. Mr. Silverman is a manager and controls a member of Blue Moon (i.e., R & R). William J. Caragol, our Chairman of the Board of Directors and chief executive officer, Jeffrey S. Cobb and Barry M. Edelstein, both of whom are members of our Board of Directors, each own a 16.67% interest in Blue Moon.

•

William J. Caragol, our chairman of the Board of Directors and chief executive officer, served as chief executive officer, president, acting chief financial officer and director of Steel Vault before September 4, 2009, when we, VeriChip Acquisition Corp., a Delaware corporation and our wholly-owned subsidiary, and Steel Vault signed an Agreement and Plan of Reorganization, as amended, pursuant to which VeriChip Acquisition Corp. was merged with and into Steel Vault on November 10, 2009, with Steel Vault surviving and becoming our wholly-owned subsidiary, which we refer to as the Merger. On February 6, 2012, Mr. Caragol began serving the Board of Directors of VeriTeQ.

•

In 2010, Ned L. Siegel provided consulting services to us before becoming a director for which he received 50,000 shares of our common stock on each of January 4, 2010 and July 7, 2010, worth an aggregate of $101,500 based on the closing price of a share of our common stock on the date of grant.

Related Party Transactions

Transaction between Blue Moon and Steel Vault

On March 20, 2009, Steel Vault closed a debt financing transaction with Blue Moon for $190,000 pursuant to a secured convertible promissory note. The note was payable on demand after March 20, 2011, accrued interest at five percent per year compounded monthly and was secured by substantially all of Steel Vault’s assets pursuant to a security agreement between Steel Vault and Blue Moon. The note could be prepaid at any time without penalty.

Under the note, Blue Moon had the right, at any time, in its sole discretion to convert the entire unpaid principal amount and accrued and unpaid interest on the note into that number of shares of Steel Vault’s common stock at a price of $0.44 per share. Steel Vault could convert the note into its common stock anytime after a change in control of Steel Vault or if the average of the high and low trading prices of Steel Vault’s common stock as quoted on the OTC Bulletin Board was greater than 120% of the conversion price ($0.44 per share) over 20 consecutive trading days. However, as a condition of our obligation to consummate the transactions contemplated by the merger agreement, Steel Vault caused the note to be amended on terms reasonably acceptable to us to eliminate the convertible feature of such note. In addition, Blue Moon received a common stock purchase warrant from Steel Vault, which carries piggy-back registration rights, to purchase 108,000 shares of our common stock at a price of $0.44 per share. Following the Merger, the warrant is now exercisable for 54,000 shares of our common stock at a price of $0.88 per share. Steel Vault repaid both the principal and interest accrued thereon on the Blue Moon obligation in full on November 10, 2009 in the amounts of $190,000 and $6,000, respectively, and the warrant to purchase our common stock remains outstanding.

Related Party Financing

On June 4, 2009, we closed a debt financing transaction with Steel Vault for $500,000 pursuant to a secured convertible promissory note. The two year note was collectible on demand on or after June 4, 2010, accrued interest at a rate of twelve percent and was secured by substantially all of Steel Vault’s assets, including the assets of National Credit Report.com, LLC and the security interest held by us on the assets was senior to any other security interest on the assets pursuant to a Subordination and Intercreditor Agreement between us and Blue Moon. The note could be prepaid at any time without penalty and matured on June 4, 2011. The unpaid principal and accrued and unpaid interest under the note could be converted at any time into common stock of Steel Vault at a price of $0.30 per share. The principal was convertible into 1,666,667 shares of Steel Vault common stock.

The financing transaction included a common stock purchase warrant sold to us to purchase 333,334 common shares of Steel Vault at a price of $0.30 per share, which we refer to as the Steel Vault Warrant. The Steel Vault Warrant was void after June 4, 2014. The note and Steel Vault Warrant were issued to us pursuant to a Convertible Note and Warrant Subscription Agreement, dated June 4, 2009, between us and Steel Vault, which provided that Steel Vault would file a registration statement for the public resale of the shares underlying the note and Steel Vault Warrant upon notice that we elected to convert all or part of the note into common stock of Steel Vault.

The financing transaction also included a guaranty of collection given by Mr. Caragol for the benefit of Steel Vault, for which Mr. Caragol received a common stock purchase warrant from Steel Vault to purchase 500,000 common shares of Steel Vault at a price of $0.30 per share.

Upon consummation of the Merger, we forgave the principal and interest due under the note and the Steel Vault Warrant was cancelled. Mr. Caragol received a common stock purchase warrant from us to purchase 250,000 common shares of our stock at a price of $0.60 per share in exchange for his Steel Vault warrant.

Financing Transaction with Optimus

On September 29, 2009, we entered into a Convertible Preferred Stock Purchase Agreement, or the Purchase Agreement, with Optimus, under which Optimus was committed to purchase up to $10 million shares of our convertible Series A Preferred Stock, or the Series A Preferred Stock, in one or more tranches.

Under the terms of the Purchase Agreement and the Amended Purchase Agreement described below with Optimus, we were able to sell convertible preferred shares, from time to time in one or more tranches, to Optimus.  From time to time and at our sole discretion, we could present Optimus with a notice to purchase such convertible preferred shares. Optimus was obligated to purchase such convertible preferred shares on the twentieth trading day after the notice date, subject to satisfaction of certain closing conditions.

We are a small cap company with limited sources of capital.  Optimus presented this transaction to us to assist us with our financing needs.  One of Optimus' requirements under this transaction was that one or more stockholders of the Company agree to loan Optimus shares of stock of the Company owned by the lending stockholder. To facilitate the transaction contemplated by the Purchase Agreement, R & R Consulting Partners, LLC, a company controlled by Mr. Silverman, our former chairman and chief executive officer, loaned shares of common stock to Optimus equal to 135% of the aggregate purchase price for each tranche pursuant to stock loan agreements between R & R Consulting Partners, LLC and Optimus. For entering into the stock loan agreements, R & R Consulting Partners, LLC was paid by Optimus an aggregate of a $102,000 fee plus 29,452 shares received as interest under the stock loan agreements. R & R Consulting Partners, LLC could demand return of some or all of the borrowed shares (or an equal number of freely tradable shares of common stock) at any time on or after the six-month anniversary date such borrowed shares were loaned to Optimus, but no such demand could be made if there were any shares of Preferred Stock then outstanding.  We were advised by Optimus that Optimus would then sell the borrowed shares into the market and use the proceeds from the sale of such shares to fund the purchase of the preferred stock under the Purchase Agreement and the Amended Purchase Agreement described below.  On or after the six month anniversary of the issuance date, the preferred stock could be converted by us into shares of our common stock and the lending stockholders could simultaneously demand return of the borrowed shares from Optimus.  Optimus was able to use the shares it received upon conversion of the convertible preferred shares to replace the borrowed shares.

On September 29, 2009, October 8, 2009, and October 21, 2009, R & R Consulting Partners, LLC loaned Optimus 1.3 million, 800,000 and 600,000 shares, respectively, of our common stock as is further discussed below.

On September 29, 2009, we exercised the first tranche of this financing, to issue 296 shares of Series A Preferred Stock, for a tranche amount of approximately $3.0 million. In support of this tranche, R & R Consulting Partners, LLC loaned Optimus 1.3 million shares of common stock. This tranche closed on October 13, 2009, and we received proceeds of approximately $3.0 million, less the fees due on the entire financing commitment of $800,000. We considered exercising a tranche on October 8, 2009 and as a result R & R Consulting Partners, LLC loaned Optimus 800,000 shares.  We decided to delay issuing a tranche notice until October 21, 2009.  On October 21, 2009, we exercised the second tranche of this financing, to issue 240 shares of Series A Preferred Stock, for a tranche amount of approximately $3.0 million.   The Purchase Agreement provided that in the event the closing bid price of our common stock during any one or more of the nine trading days following the delivery of a notice falls below 75% of the closing bid price on the trading day prior to the notice date and Optimus determines not to complete the tranche closing, then we may, at our option, proceed to issue some or all of the applicable shares, provided that the conversion price for the Series A Preferred Stock that is issued shall reset at the lowest closing bid price for such nine trading day period.  Our stock price fell below 75% of the closing bid price on one or more of the nine trading days following our delivery of a tranche notice.  As a result, on November 5, 2009, we closed the second tranche of this financing, issuing 166 shares of Series A Preferred Stock, for a tranche amount of approximately $1.7 million, and the conversion price was reset to $1.60 per share. In support of this tranche, R & R Consulting Partners, LLC loaned Optimus an additional 600,000 shares for an aggregate of 1.4 million shares of common stock under two stock loan agreements to complete this tranche.  Additionally, on October 20, 2009, Mr. Silverman sold Optimus 750,000 shares of our common stock that he owned in a private transaction.

On May 12, 2010, R & R Consulting Partners, LLC demanded the return of 2.7 million shares loaned to Optimus.  Also on May 12, 2010, we sent Optimus a notice of our election to convert all of the outstanding shares of Series A Preferred Stock into 2,729,452 shares of our common stock.  Optimus returned these shares to R & R Consulting Partners, LLC in repayment of the loan. The conversion of the Series A Preferred Stock was determined by a fixed conversion price that was determined at the time of the closings of the Preferred Stock which were approximately $3.07 and $1.60, respectively. We were required to issue make-whole shares to Optimus equal to 35% of the Series A Liquidation Value ($10,000 per share of Series A Preferred Stock) because the Series A Preferred Stock was redeemed prior the first anniversary of the issuance date.  On October 13, 2010, we filed a Certificate of Elimination with the Secretary of State of the State of Delaware effecting the elimination of the Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock.

On March 14, 2011, we entered into an Amended and Restated Convertible Preferred Stock Purchase Agreement, or the Amended Purchase Agreement, with Optimus.   The Amended Purchase Agreement amends and restates the Purchase Agreement, and, among other things, specifically (i) replaces the Series A Preferred Stock issuable under the Purchase Agreement with a Series C Preferred Stock with substantially similar terms, and (ii) reduces the maximum amount of preferred stock issuable to Optimus under the Purchase Agreement from $10,000,000 to $8,700,000, of which $4,700,000 worth was already issued in 2009 under the Purchase Agreement as described above.

On March 14, 2011, we delivered a Notice to Optimus to sell 140 shares of our Series C Preferred Stock for a tranche amount of approximately $1.4 million. In support of this tranche, on March 14, 2011, R & R Consulting Partners, LLC loaned 2,729,452 shares, Mr. Silverman loaned 70,548 shares and Mr. Caragol loaned 700,000 shares of our common stock to Optimus. The lending stockholders were paid by Optimus an aggregate of a $150,000 fee for entering into the stock loan agreements. On April 12, 2011 the tranche closed and we received the $1.4 million of proceeds, less $100,000 that was paid to Optimus to waive the requirement under the Amended Purchase Agreement that the conversion price of the Series C Preferred Stock issued in the tranche be reset at the lowest closing bid price for the 19 trading days following the tranche notice date, which was March 14, 2011, due to the closing bid price of a share of our common stock falling below 75% during such 19 trading day period.

On October 12, 2011, we converted our Series C Preferred Stock into 3,500,000 shares of common stock, and Mr. Caragol, Mr. Silverman and R & R Consulting Partners, LLC demanded return of their loaned shares.  The conversion of the Series C Preferred Stock was determined by a fixed conversion price that was determined at the time of the closing of the Preferred Stock which was approximately $0.60.  Optimus, the holder of the Series C Preferred Stock, defaulted under the stock loan agreements by failing to return the loaned shares to Mr. Caragol, Mr. Silverman and R & R Consulting Partners, LLC within three trading days after such demand.  Optimus secured the stock loan agreements with the Series C Preferred Stock.  The Series C Preferred Stock always remained in the possession of Mr. Caragol, Mr. Silverman and R & R Consulting Partners, LLC.  After Optimus failed to return the loaned shares by October 17, 2011, Mr. Caragol, Mr. Silverman and R & R Consulting Partners, LLC began the process of repossessing the collateral, consisting of the common stock underlying the Series C Preferred Stock.  On October 18, 2011, Mr. Caragol, Mr. Silverman and R & R Consulting Partners, LLC sent Optimus an official notice of repossession and disposition of collateral under Section 9-611 and 9-613 of the Uniform Commercial Code, as currently in effect in the State of New York.  Optimus did not respond to the notice of repossession or return the loaned shares by October 28, 2011, and the lending stockholders had the legal right to have the shares re-registered in their own names.  Once the repossession process was completed, Mr. Caragol, Mr. Silverman and R & R Consulting Partners, LLC became the beneficial owners of the shares. On November 22, 2011, we agreed to issue 2,729,452 shares of common stock to R & R Consulting Partners, LLC, 700,000 shares of common stock to Mr. Caragol, and 70,548 shares of common stock to Mr. Silverman. The shares issued to Mr. Caragol, Mr. Silverman and R & R Consulting Partners, LLC were issued in exchange for the 3,500,000 shares that were issued upon conversion of the our Series C Preferred Stock and which were pledged to Mr. Caragol, Mr. Silverman, and R & R Consulting Partners, LLC. These securities were issued without registration in reliance upon the exemption provided by Section 3(a)(9) of the Securities Act of 1933. On January 27, 2012, we issued an aggregate of 3,500,000 shares of common stock to R & R Consulting Partners, LLC, Mr. Silverman and Mr. Caragol to make the lending stockholders whole.  The securities that were originally issued upon conversion remain outstanding but have no voting, dividend, distribution or other rights of common stockholders. Further, Optimus has indicated in a public filing the absence of beneficial ownership of the 3,500,000 shares of common stock.  The Company believes that, while the transfer agent has not yet cancelled the original 3,500,000 shares, no requirements exist that legally prevent such cancellation from being effectuated.

Transaction between the Company and VeriTeQ

On January 11, 2012, we contributed certain assets and liabilities related to the VeriChip business, as well as, all of our assets and liabilities relating to our Health Link business which is a patient-controlled, online repository to store personal health information to our wholly-owned subsidiary, Animal Health.  We ceased actively marketing the VeriChip business in January 2008 and the Health Link business in September, 2010.  The term “VeriChip business” does not include the GlucoChip, a glucose-sensing microchip, based on our proprietary intellectual property, or any product or application involving blood glucose detection or diabetes management.

On January 11, 2012, VeriTeQ, which is owned and controlled by Mr. Silverman, purchased all of the outstanding capital stock of Animal Health in exchange for a secured promissory note in the amount of $200,000 and 4 million shares of common stock of VeriTeQ representing a 10% ownership interest.  In connection with the sale, we entered into the License Agreement with VeriTeQ dated January 11, 2012 which grants VeriTeQ a license to utilize our bio-sensor implantable RFID device that is protected under United States Patent No. 7,125,382, “Embedded Bio Sensor System” for the purpose of designing and constructing, using, selling and offering to sell products or services related to the VeriChip business, but excluding the GlucoChip, or any product or application involving blood glucose detection or diabetes management.  We will receive royalties in the amount of ten percent on all gross revenues arising out of or relating to VeriTeQ’s sale of products, whether by license or otherwise, specifically relating to the patent, and a royalty of twenty percent on gross revenues that are generated under the Development and Supply Agreement between us and Medcomp dated April 2, 2009. Our right to the Medcomp royalty payments terminates three years following written clearance by the United States Food and Drug Administration of the Medcomp product that incorporates the VeriChip product.

We also entered into a Shared Services Agreement with VeriTeQ on January 11, 2012 which requires that we provide certain services to VeriTeQ in exchange for $30,000 per month.  The term of the Shared Services Agreement commences on the earlier of (i) commencement of due diligence by VeriTeQ on a merger or public shell target or (ii) February 1, 2012. The first payment for such services is not payable until VeriTeQ receives gross proceeds of a financing of at least $500,000.

In addition, on February 6, 2012, Mr. Caragol, our Chariman of the Board and chief executive officer, and Mr. Krawitz, began serving on the Board of Directors of VeriTeQ.

Review, Approval or Ratification of Transactions with Related Parties

Our audit committee’s charter requires review and discussion of any transactions or courses of dealing with parties related to us that are significant in size or involve terms or other aspects that differ from those that would be negotiated with independent parties. Our nominating and governance committee’s charter requires review of any proposed related party transactions, conflicts of interest and any other transactions for which independent review is necessary or desirable to achieve the highest standards of corporate governance. It is also our unwritten policy, which policy is not otherwise evidenced, for any related party transaction that involves more than a de minimis obligation, expense or payment, to obtain approval by our Board of Directors prior to our entering into any such transaction. In conformity with our various policies on related party transactions, each of the above transactions discussed in this “Certain Relationships and Related Transactions” section has been reviewed and approved by our Board of Directors.

Director Independence

Our Board of Directors currently consists of five members: William J. Caragol, Jeffrey S. Cobb, Barry M. Edelstein, Michael E. Krawitz and Ned L. Siegel. Although we are no longer listed on the Nasdaq Capital Market, our Board of Directors has determined that four of our five directors, Messrs. Cobb, Edelstein, Krawitz and Siegel, are independent under the standards of the Nasdaq Capital Market.   For transactions, relationships or arrangements that were considered by the Board of Directors in determining the independence of our Board of Directors, please see “Certain Relationships and Related Transactions — Director and Officer Roles and Relationships” above.

INDEPENDENT AUDITORS

EisnerAmper LLP audited our consolidated financial statements for the year ended December 31, 2011. A Representative of EisnerAmper LLP is not expected to be present at the Annual Meeting and will not have an opportunity to make a statement. As such, no EisnerAmper LLP representative will also be available to respond to appropriate questions from stockholders.

No accountant has yet been selected for auditing the Company's financial statements for fiscal 2012. The Company has deferred such selection until the Audit Committee has had an opportunity to consider the terms of such engagement.

AUDIT AND NON-AUDIT FEES

For the fiscal years ended December 31, 2011 and 2010, fees for services provided by EisnerAmper LLP were as follows:

	2011	2010
Audit Fees	$122,000	$179,000

Audit-Related Fees	$102,000	$42,800

C. Tax Fees	—	—

All other fees	—	—

Total Fees	$224,000	$221,800

Audit related fees for 2010 and 2011 include review of registration statements and other SEC filings, and for 2011 also includes fees related to the audit of MicroFluidic Systems.

Pre-Approval Policies and Procedures

The audit committee has a policy for the pre-approval of all auditing services and any provision by the independent auditors of any non-audit services the provision of which is not prohibited by the Exchange Act or the rules of the SEC under the Exchange Act. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the audit committee, if it is to be provided by the independent auditor. All fees for independent auditor services will require specific pre-approval by the audit committee. Any fees for pre-approved services exceeding the pre-approved amount will require specific pre-approval by the audit committee. The audit committee will consider whether such services are consistent with the SEC’s rules on auditor independence.

All services provided by and all fees paid to EisnerAmper LLP in fiscal 2011 and 2010 were pre-approved by our audit committee, in accordance with its policy. None of the services described above were approved pursuant to the exception provided in Rule 2-01(c)(7)(i)(C) of Regulations S-X promulgated by the SEC.

AUDIT COMMITTEE REPORT

The audit committee monitors our accounting and financial reporting process to assist our Board of Directors. Management has primary responsibility for our financial statements, financial reporting processes and internal control over financial reporting. The independent auditors are responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and evaluating the effectiveness of internal controls and issuing a report thereon. The audit committee’s responsibility is to select the independent auditors and monitor and oversee our accounting and financial reporting processes, including our internal controls over financial reporting, and the audits of our financial statements.

The audit committee regularly met and held discussions with management and the independent auditors. In the discussions related to our consolidated financial statements for fiscal year 2011, management represented to the audit committee that such consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles. The audit committee reviewed and discussed with management and the independent auditors the audited consolidated financial statements for fiscal year 2011.

In fulfilling its responsibilities, the audit committee discussed with the independent auditors the matters that are required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. In addition, the audit committee received from the independent auditors the written disclosures and letter required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the audit committee concerning independence, and has discussed with the independent auditors the independent auditor’s independence. In connection with this discussion, the audit committee also considered whether the provision of services by the independent auditors not related to the audit of our financial statements for fiscal year 2011 is compatible with maintaining the independent auditors’ independence. The audit committee’s policy is that all services rendered by our independent auditor are either specifically approved or are pre-approved and are monitored both as to spending level and work content to maintain the appropriate objectivity and independence of the independent auditor. The audit committee’s policy provides that the audit committee has the ultimate authority to approve all audit engagement fees and terms and that the audit committee shall review, evaluate and approve the annual engagement proposal of the independent auditor.

Based upon the audit committee’s discussions with management and the independent auditors and the audit committee’s review of the representations of management and the report and letter of the independent auditors provided to the audit committee, the audit committee recommended to the Board of Directors that the audited consolidated financial statements for the year ended December 31, 2011 be included in our Annual Report on Form 10-K, for filing with the SEC.

The Audit Committee

Barry M. Edelstein

Jeffrey S. Cobb

Ned L. Siegel

The audit committee report above shall not be deemed “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or Securities Exchange Act of 1934, each as amended, except to the extent that we specifically incorporate it by reference into such filing.

(Proposal 2)

APPROVAL OF AN AMENDMENT TO THE

POSITIVEID CORPORATION 2011 STOCK INCENTIVE PLAN TO

INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK ISSUABLE UNDER

THE PLAN FROM

6,000,000 TO 25,000,000 SHARES

A proposal will be presented at the Annual Meeting to amend and restate the PositiveID Corporation 2011 Stock Incentive Plan, or Stock Incentive Plan, to increase the number of authorized shares of common stock issuable under the Stock Incentive Plan from 6,000,000 to 25,000,000 shares. The complete text of the amendment to the Stock Incentive Plan is set forth in Annex A to this proxy statement, and stockholders are urged to review it together with the following information, which is qualified in its entirety by reference to Annex A.

The Board of Directors recently approved an amendment to the Stock Incentive Plan subject to stockholder approval. The amendment to the Stock Incentive Plan provides for an increase in the aggregate number of authorized shares of common stock issuable under the Stock Incentive Plan from 6,000,000 to 25,000,000. The amendment to the Stock Incentive Plan will not be effective absent stockholder approval.  As of the date of the approval of the amendment by the Board of Directors, grants totalling 4,618,118 shares have been awarded under the Stock Incentive Plan, and 1,381,882 shares remained available for future grants.

The Stock Incentive Plan is designed so that incentive stock option awards granted pursuant to its terms would generally be subject to the favorable tax treatment provided to recipients of incentive stock options under Section 422 of the Internal Revenue Code of 1986. The Stock Incentive Plan also is designed so that stock option and certain restricted and other cash and stock awards granted pursuant to its terms would generally not be subject to the tax deduction limits of Section 162(m) of the Internal Revenue Code of 1986. Section 162(m) prevents a publicly held corporation from claiming tax deductions for annual compensation in excess of $1,000,000 to certain of its senior executives. The executives subject to the limitations of Section 162(m) include any individual who, as of the last day of the corporation’s taxable year, is the corporation’s chief executive officer or among the three highest compensated officers other than the chief executive officer. Compensation is exempt from this limitation if it is qualified “performance-based compensation.”

The purpose of this proposal is to request stockholder approval of the increase in the number of shares of common stock issuable under the Stock Incentive Plan from 6,000,000 to 25,000,000 to qualify incentive stock option awards under the Stock Incentive Plan for favorable tax treatment.

The following is a summary of the material terms of the amended Stock Incentive Plan that stockholders are being asked to approve.

Description of the Amendment to the Stock Incentive Plan, Subject to Stockholder Approval

The following summary of the Stock Incentive Plan is qualified in its entirety by the terms of the Stock Incentive Plan, which are attached to this proxy as Annex A.

Purpose.

The purposes of the Stock Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees and consultants and to promote the long-term success of its business and to link participants’ directly to stockholder interests through increased stock ownership.

Awards.

The Stock Incentive Plan provides for awards of incentive stock options, nonqualified stock options, restricted stock awards, performance units, performance shares, stock appreciation rights, cash awards and other stock based awards. The Board of Directors may adopt plans applicable to particular subsidiaries. With limited exceptions, the rules of such plans may take precedence over other provisions of the Stock Incentive Plan, but may not offer the material terms of the Stock Incentive Plan.

Stock Subject to the Stock Incentive Plan.

Under the Stock Incentive Plan, the aggregate number of shares of common stock that may be subject to awards under the Stock Incentive Plan, subject to adjustment upon a change in capitalization, is 25 million shares, which is approximately 19% of the fully diluted shares outstanding. Such shares of common stock may be authorized, but unissued, or reacquired shares of common stock. Shares of common stock that were subject to Stock Incentive Plan awards that expire or become unexercisable without having been exercised in full shall become available for future awards under the Stock Incentive Plan.

Administration.

The Stock Incentive Plan may be administered by the Board of Directors or by one or more committees of the Board of Directors, or the Administrator. The Board of Directors may require that the Administrator be constituted to comply with Rule 16b-3 of the Exchange Act, Section 162(m) of the Code, or both. Subject to the provisions of the Stock Incentive Plan, the Administrator has the power to determine the terms of each award granted, including the exercise price, the number of shares subject to the award and the exercisability thereof. In accordance with applicable law, the Board of Directors may, by a resolution adopted by the Board of Directors, authorize one or more of our officers to designate officers (other than the officer so authorized) and employees to be recipients of stock options and determine the number of stock options to be granted. Such a resolution of the Board of Directors must specify the total number and the terms, including exercise price, of the stock options that our officer or officers may grant.

Eligibility.

The Stock Incentive Plan provides that the Administrator may grant awards to our affiliates’ employees and consultants, including non-employee directors. Currently, we and our affiliates have approximately 17 employees and 4 non-employee directors who would be potentially eligible for awards under the Stock Incentive Plan. The Administrator may grant incentive stock options only to employees. A grantee who has received a grant of an award may, if he is otherwise eligible, receive additional award grants. The Administrator selects the grantees and determines the number of shares of common stock to be subject to each award. In making such determination, the Administrator shall take into account the duties and responsibilities of the employee or consultant, the value of his services, his potential contribution to our success, the anticipated number of years of future service and other relevant factors. The Administrator may not grant to any employee, in any fiscal year, stock options to purchase more than 2,000,000 shares of common stock.

Maximum Term and General Terms and Conditions of Awards.

The maximum term of any stock option granted under the Stock Incentive Plan generally may not exceed ten years.

Each award granted under the Stock Incentive Plan is evidenced by a written agreement between the grantee and us and is subject to the following general terms and conditions:

(a) Termination of Employment.  If a grantee’s continuous status as an employee or consultant terminates (other than upon the grantee’s death, disability, Retirement, Termination for Cause, or Termination by Employer Not for Cause (each defined below)), the grantee may exercise his unexercised option or stock appreciation right, but only within such period of time as is determined by the Administrator (with such determination being made at the time of grant and not exceeding three months in the case of an incentive stock option) and only to the extent that the grantee was entitled to exercise it at the date of such termination (but in no event may the option or stock appreciation right be exercised later than the expiration of the term of such award as set forth in the award agreement). A grantee’s restricted stock award shall be forfeited, to the extent it is forfeitable immediately before the date of such termination, or settled by delivery of the appropriate number of unrestricted shares, to the extent it is nonforfeitable. A grantee’s performance shares or performance units with respect to which the performance period has not ended as of the date of such termination shall terminate.

(b) Disability.  If a grantee’s continuous status as an employee or consultant terminates as a result of permanent and total disability (as defined in Section 22(e)(3) of the Code), unless otherwise provided by the Award Agreement, such termination shall have no effect on the grantee’s outstanding awards. The grantee’s outstanding awards shall continue to vest and remain outstanding and exercisable until they expire in accordance with their terms. However, in the case of an incentive stock option, any option not exercised within 12 months after the date of such termination will be treated as a nonqualified stock option.

(c) Death.  If a grantee’s continuous status as an employee or consultant terminates as a result of the grantee’s death, unless otherwise provided by the Award Agreement, such termination shall have no effect on the grantee’s outstanding awards. The grantee’s outstanding awards shall continue to vest and remain outstanding and exercisable until they expire in accordance with their terms. However, in the case of an incentive stock option, any option not exercised within 12 months after the date of such termination will be treated as a nonqualified stock option.

(d) Termination for Cause.  If a grantee’s continuous status as an employee or consultant is terminated for Cause, or grantee violates any of the terms of their employment after they have become vested in any of their rights under the Stock Incentive Plan, the grantee’s full interest in such rights shall terminate on the date of such termination of employment and all rights thereunder shall cease. Cause shall mean gross negligence, willful misconduct, flagrant or repeated violations of our policies, rules or ethics, a material breach by the grantee of any employment agreement between the grantee and us, intoxication, substance abuse, sexual or other unlawful harassment, disclosure of confidential or proprietary information, engaging in a business competitive with our business, or dishonest, illegal or immoral conduct.

(e) Termination by Employer Not for Cause.  If a grantee’s continuous status as an employee or consultant is terminated by the employer without Cause (Termination by Employer Not for Cause), then, unless otherwise provided by the Award Agreement, such termination shall have no effect on grantee’s outstanding awards. Grantee’s awards shall continue to vest and remain outstanding and exercisable until they expire by their terms. In the case of an incentive stock option, any option not exercised within 3 months of the date of termination of employment due to Termination by Employer Not For Cause will be treated as a nonqualified stock option. In the case of a grantee who is a director, the grantee’s service as a director shall be deemed to have been terminated without Cause if the grantee ceases to serve in such a position solely due to the failure to be reelected or reappointed, as the case may be, and such failure is not a result of an act or omission which would constitute Cause.

(f) Retirement of Grantee.  If a grantee’s continuous status as an employee or consultant terminates after the grantee’s attainment of age 65 (Retirement), then, unless otherwise provided by the Award Agreement, such termination shall have no effect on grantee’s outstanding awards. The grantee’s awards shall continue to vest and remain outstanding and exercisable until they expire by their terms. In the case of an incentive stock option, any option not exercised within 3 months of the termination of grantee’s continuous status as an employee or consultant due to Retirement will be treated as a nonqualified stock option.

(g) Nontransferability of Awards.  Generally, an award granted under the Stock Incentive Plan is not transferable by the grantee, other than by will or the laws of descent and distribution, and is exercisable during the grantee’s lifetime only by the grantee. In the event of the grantee’s death, an option or stock appreciation right may be exercised by a person who acquires the right to exercise the award by bequest or inheritance.

Terms and Conditions of Options.

Each option granted under the Stock Incentive Plan is subject to the following terms and conditions:

(a) Exercise Price.  The Administrator determines the exercise price of options to purchase shares of common stock at the time the options are granted. As a general rule, the exercise price of an option must be no less than 100% of the fair market value of the common stock on the date the option is granted. The Stock Incentive Plan provides exceptions for certain options granted in connection with our acquisition of another corporation or granted as inducements to an individual’s commencing employment with us.

(b) Exercise of the Option.  Each award agreement specifies the term of the option and the date when the option is to become exercisable. The terms of such vesting are determined by the Administrator. An option is exercised by giving written notice of exercise to us, specifying the number of full shares of common stock to be purchased and by tendering full payment of the purchase price to us.

(c) Form of Consideration.  The consideration to be paid for the shares of common stock issued upon exercise of an option is determined by the Administrator and set forth in the award agreement. Such form of consideration may vary for each option, and may consist of any combination of cash, cashless exercise, and as permitted by the Administrator, promissory note, other shares of our common stock, or any other legally permissible form of consideration as may be provided in the Stock Incentive Plan and the Award Agreement.

(d) Value Limitation.  If the aggregate fair market value of all shares of common stock subject to a grantee’s incentive stock option which are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as nonqualified options.

(e) Other Provisions.  The award agreement may contain such other terms, provisions and conditions not inconsistent with the Stock Incentive Plan as may be determined by the Administrator. Shares of common stock covered by options which have terminated and which were not exercised prior to termination will be returned to the Stock Incentive Plan.

Stock Appreciation Rights.

The Administrator may grant stock appreciation rights in tandem with an option or alone and unrelated to an option. Tandem stock appreciation rights shall expire no later than the expiration of the related option. Stock appreciation rights may be exercised by the delivery to us of a written notice of exercise. The exercise of a stock appreciation right will entitle the grantee to receive the excess of the fair market value of a share of common stock on the exercise date over the exercise price for each share of common stock with respect to which the stock appreciation right is exercised. Payment upon exercise of a stock appreciation right will be in shares of common stock. No employee shall be granted, in any fiscal year, stock appreciation rights with respect to more than 2,000,000 shares of common stock.

Restricted Stock Awards.

The Administrator may grant awards of restricted shares of common stock in such amount and upon such terms and conditions as the Administrator specifies in the award agreement. The Administrator may or may not grant awards of performance-based restricted stock. Only the compensation committee of the Board of Directors may serve as the Administrator with respect to awards of performance-based restricted stock.

Restricted Stock Other Than Performance-Based Restricted Stock.

Restricted stock other than performance-based restricted stock may be granted to employees and consultants and may be subject to one or more contractual restrictions applicable generally or to a grantee in particular, as established at the time of grant and as set forth in the related restricted stock agreement. The restricted stock agreement sets forth the conditions, if any, which will need to be satisfied before the grant will be effective and the conditions, if any, under which the grantee’s interest in the restricted shares will be forfeited. As soon as practicable after a grant has become effective, the shares will be registered to or for the benefit of the grantee, but subject to any forfeiture conditions established by the Administrator. The restricted stock agreement states whether the grantee has the right to receive any cash dividends paid with respect to the restricted shares. If the grantee has no right to receive cash dividends, the Award Agreement may give the grantee the right to receive a cash payment in the future in lieu of the dividend payments, provided certain conditions are met. Common share dividends declared on the restricted shares after grant but before the shares are forfeited or become nonforfeitable are treated as part of the grant of the related restricted shares. A grantee has the right to vote the restricted shares after grant until they are forfeited or become nonforfeitable.

Restricted shares may vest in installments or in lump sum amounts upon satisfaction of the stipulated conditions. If the restrictions are not satisfied, the shares are forfeited and again become available under the Stock Incentive Plan.

In the case of restricted stock grants that vest only on the satisfaction of performance objectives, the Administrator determines the performance objectives to be used in connection with restricted stock awards and the extent to which such objectives have been met. Performance objectives may vary from participant to participant and between groups of participants and shall be based upon such performance factors and criteria as the Administrator in its sole discretion selects.

Performance-Based Restricted Stock.

The Administrator may make grants of performance-based restricted stock to employees and consultants. The Administrator has absolute discretion to establish the performance criteria that will be applicable to each grant and to determine the percentage of shares that will be granted upon various levels of attainment of the performance criteria. To comply with Section 162(m) of the Code, the establishment of the performance criteria and the determination of the grant formula must be made at the time of grant, but in no event later than 90 days after the commencement of the performance measurement period. The Administrator can select the performance criteria that will be applicable to a grant of performance-based restricted shares from the following list: (1) stock price; (2) average annual growth in earnings per share; (3) increase in stockholder value; (4) earnings per share; (5) net income; (6) return on assets; (7) return on stockholders’ equity; (8) increase in cash flow; (9) operating profit or operating margins; (10) our revenue growth; or (11) operating expenses.

The related performance-based restricted stock agreement sets forth the applicable performance criteria and the deadline for satisfying the performance criteria. No grant of performance-based restricted shares is effective until the Administrator certifies that the applicable conditions (including performance criteria) have been timely satisfied.

The Administrator may also make grants of performance-based restricted stock subject to one or more objective employment, performance or other forfeiture conditions applicable generally or to a grantee in particular, as established by the Administrator at the time of grant and as set forth in the related performance-based restricted stock agreement. The performance-based restricted stock agreement sets forth the conditions, if any, under which the grantee’s interest in the performance-based restricted shares will be forfeited. If the grant or forfeiture conditions with respect to performance-based restricted shares are not satisfied, the shares are forfeited and again become available under the Stock Incentive Plan.

As soon as practicable after a grant has become effective, the shares are registered to or for the benefit of the grantee, but subject to any forfeiture conditions established by the Administrator. The performance-based restricted stock agreement states whether the grantee has the right to receive any cash dividends paid with respect to the performance-based restricted shares. If the grantee has no right to receive cash dividends, the agreement may give the grantee the right to receive a cash payment in the future in lieu of the dividend payments, provided certain conditions are met. Common share dividends declared on the performance-based restricted shares after grant but before the shares are forfeited or become nonforfeitable are treated as part of the grant of the related restricted shares. A grantee has the right to vote the performance-based restricted shares after grant until they are forfeited or become nonforfeitable.

No more than 2,000,000 performance-based restricted shares may be granted to a grantee in any calendar year.

Performance Units and Performance Shares.

The Administrator may grant awards of performance units and performance shares in such amounts and upon such terms and conditions, including the performance goals and the performance period, as the Administrator specifies in the award agreement. The Administrator will establish an initial value for each performance unit on the date of grant.

The initial value of a performance share will be the fair market value of a share of common stock on the date of grant. Payment of earned performance units or performance shares will occur following the close of the applicable performance period and in the form of cash, shares of common stock or a combination of cash and shares of common stock.

Cash Awards.

The Administrator may grant cash awards to a grantee. The amount of any cash award in any fiscal year of the Company will not exceed the greater of $300,000 or 100% of the grantee’s cash compensation for such fiscal year. The Administrator may grant cash awards intended to be performance-based, using the same criteria applicable to performance-based restricted stock.

Other Stock Based Awards.

The Administrator may grant other stock-based awards in such amount and upon such terms and conditions as determined by the Administrator. Such awards many include the grant of shares of common stock based on certain conditions, the payment of cash based on the performance of our common stock and the grant of securities convertible into shares of common stock.

Adjustment upon Changes in Capitalization.

In the event of changes in our outstanding stock because of any stock splits, reverse stock splits, stock dividends, combination or reclassification or other change in the number of shares effected without our receipt of consideration, an appropriate adjustment shall be made by the Board of Directors in: (i) the number of shares of common stock subject to the Stock Incentive Plan; (ii) the number and class of shares of common stock subject to any award outstanding under the Stock Incentive Plan; and (iii) the exercise price of any such outstanding award. The determination of the Board of Directors as to which adjustments shall be made shall be conclusive.

Change in Control.

In the event of a Change in Control, each outstanding award not yet fully exercisable and vested on the date of such transaction shall become fully exercisable and vested on the date of such transaction in most cases. Generally, a Change in Control means the acquisition by any person, of 50 percent or more of our combined voting power then outstanding securities, the approval by our stockholders of a merger or consolidation of us, the effective date of a complete liquidation of us, or consummation of an agreement for the sale of substantially all of our assets.  In the event of a Change in Control, in addition to the above, the Administrator, in its sole discretion, may take any of the following actions, in its sole discretion: (a) provide for the purchase of any award for an amount of cash equal to the amount which could have been attained upon the exercise or realization of such award; (b) make such adjustment to the awards then outstanding as the Administrator deems appropriate to reflect such transaction or change; and/or (c) provide that each outstanding award shall be assumed or substituted by any successor corporation.

Amendment and Termination of the Stock Incentive Plan.

The Board of Directors may at anytime amend, alter, suspend or terminate the Stock Incentive Plan. We must obtain stockholder approval of any amendment to the Stock Incentive Plan in such a manner and to such a degree as is necessary and desirable to comply with Rule 16b-3 of the Exchange Act or Section 422 or Section 162(m) of the Code (or any other applicable law or regulation, including the requirements of any exchange or quotation system on which our common stock is listed or quoted). No amendment or termination of the Stock Incentive Plan will impair the rights of any grantee, unless mutually otherwise agreed between the grantee and us, which agreement must be in writing and signed by the grantee and us. In any event, the Stock Incentive Plan shall terminate on June 16, 2021. Any awards outstanding under the Stock Incentive Plan at the time of its termination shall remain outstanding until they expire by their terms.

Federal Income Tax Consequences

As previously stated, pursuant to the Stock Incentive Plan, we may grant either “incentive stock options,” as defined in Section 422 of the Code, nonqualified options, restricted stock, stock appreciation rights, stock awards, performance units, performance shares, cash awards or other stock based awards.

An optionee who receives an incentive stock option grant will not recognize any taxable income either at the time of grant or exercise of the option, although the exercise may subject the optionee to the alternative minimum tax.

Upon the sale or other disposition of the shares more than two years after the grant of the option and one year after the exercise of the option, any gain or loss will be treated as a long-term or short-term capital gain or loss, depending upon the holding period. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or disposition equal to the difference between the exercise price and the lower of (a) the fair market value of the shares at the date of the option exercise or (b) the sale price of the shares. We will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

All options that do not qualify as incentive stock options are referred to as nonqualified options. An optionee will not recognize any taxable income at the time he or she receives a nonqualified option grant. However, upon exercise of the nonqualified option, the optionee will recognize ordinary taxable income generally measured as the excess of the fair market value of the shares purchased on the date of exercise over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also our employee will be subject to withholding tax. Upon the sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares on the date of exercise of the option will be treated as long-term or short-term capital gain or loss, depending on the holding period. We will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonqualified option.

With respect to stock awards, stock appreciation rights, performance units and performance shares that may be settled either in cash or in shares of common stock that are either transferable or not subject to a substantial risk of forfeiture under Section 83 of the Code, the grantee will realize ordinary taxable income, subject to tax withholding, equal to the amount of the cash or the fair market value of the shares of common stock received. We will be entitled to a deduction in the same amount and at the same time as the compensation income is received by the participant.

With respect to shares of common stock that are both nontransferable and subject to a substantial risk of forfeiture the participant will realize ordinary taxable income equal to the fair market value of the shares of common stock at the first time the shares of common stock are either transferable or not subject to a substantial risk of forfeiture. We will be entitled to a deduction in the same amount and at the same time as the ordinary taxable income is realized by the grantee.

At the discretion of the Administrator, the Stock Incentive Plan allows a participant to satisfy tax withholding requirements under federal and state tax laws in connection with the exercise or receipt of an award by electing to have Shares withheld, and/or delivering to us already-owned Shares.

We will be entitled to a tax deduction for performance-based compensation in connection with an award only in an amount equal to the ordinary income realized by the participant and at the time the participant recognizes such income, and if applicable withholding requirements are met. In addition, Code Section 162(m) contains special rules regarding the federal income tax deductibility of compensation paid to our chief executive officer and to each of our three other most highly compensated executive officers. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if it complies with certain conditions imposed by rules under Code Section 162(m) (including the establishment of a maximum number of shares with respect to which awards may be granted to any one employee during one year) and if the material terms of such compensation are disclosed to and approved by our stockholders. We have structured the Stock Incentive Plan with the intention that compensation resulting from awards under the Stock Incentive Plan can qualify as “performance-based compensation” and, if so qualified, would be deductible. Such continued treatment is subject to, among other things, approval of the Stock Incentive Plan by our stockholders; accordingly we are seeking such approval.

The foregoing is only a summary of the effect of federal income taxation upon the grantee and us with respect to the grant and exercise of awards under the Stock Incentive Plan, does not purport to be complete, and does not discuss the tax consequences of the grantee’s death or the income tax laws of any municipality, state or foreign country in which a grantee may reside.

Plan Benefits under the Stock Incentive Plan

Because future awards under the Stock Incentive Plan will be granted in the discretion of the compensation committee, the type, number, recipients, and other terms of such awards cannot be determined this time. Information regarding our recent practices with respect to incentive awards and stock-based compensation under existing plans is presented in the “Summary Compensation Table” and the “Outstanding Equity Awards as of December 31, 2011,” table elsewhere in this proxy statement, and in our financial statements for the fiscal year ended December 31, 2011 that accompanies this proxy statement.

If stockholders decline to approve the amended Stock Incentive Plan, awards may continue to be granted under the existing Stock Incentive Plan and our other compensation plans.

Equity Compensation Plan Information

The following table presents information regarding options and rights outstanding under our compensation plans as of December 31, 2011:

Plan Category(1)	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted- average exercise price per share of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	3,835,870	$1.17	5,191,019
Equity compensation plans not approved by security holders(2)	313,122	$6.83	—
Total	4,148,992	$1.60	5,191,019

(1)   A narrative description of the material terms of our equity compensation plans is set forth in Note 5 to our consolidated financial statements for the year ended December 31, 2011.

(2)   In addition, we have made grants outside of our equity plans and have outstanding options exercisable for 313,122 shares of our common stock. These options were granted as an inducement for employment or for the rendering of consulting services.

Vote Required

To approve this proposal, the affirmative vote of a majority of the votes cast by the stockholders represented in person or represented by proxy at the Annual Meeting and entitled to vote is required. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR the approval of an amendment to the PositiveID Corporation 2011 Stock Incentive Plan to increase the number of authorized shares of common stock issuable under the plan from 6,000,000 to 25,000,000 shares.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR the approval of an amendment to the PositiveID Corporation 2011 Stock Incentive Plan to increase the number of authorized shares of common stock issuable under the plan from 6,000,000 to 25,000,000 shares.

(PROPOSAL 3)

APPROVAL AND ADOPTION OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO
INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF OUR CAPITAL STOCK FROM
180 MILLION SHARES, OF WHICH 175 MILLION SHARES ARE COMMON STOCK, TO 475 MILLION
SHARES, OF WHICH 470 MILLION SHARES WILL BE COMMON STOCK

Our second amended and restated certificate of incorporation, as amended, provides that the total number of shares of capital stock that we have the authority to issue is 180 million shares of capital stock, of which 175 million are common stock, par value $0.01 per share. Our Board of Directors adopted a resolution recommending that the stockholders approve and adopt an amendment to our second amended and restated certificate of incorporation, as amended, to increase the authorized number of shares of our capital stock from 180 million shares to 475 million shares. A copy of the proposed amendment to our second amended and restated certificate of incorporation, as amended, is attached to this proxy statement as Annex B.

As of the Record Date, our capitalization was as follows:

Shares of our common stock authorized for issuance	175,000,000

Shares of our common stock issued and outstanding as of the Record Date	110,476,755

Shares of our common stock issuable upon the exercise of outstanding stock options having a weighted exercise price of $1.60 per share, under and outside of our stock plans	4,148,992

Shares of our common stock issuable upon exercise of outstanding warrants having a weighted average exercise price of $0.65 per share	304,000

Shares of our common stock issuable upon conversion of outstanding Series F Preferred Stock (if currently converted at Ironridge’s option) *	1,740,000

Shares of our common stock issuable upon conversion of outstanding Series H Preferred Stock	4,900,000

Total number of shares available for issuance as of the Record Date	53,430,253

*  Although it is not currently our intention to convert the Series F Preferred Stock, 21,903,906 shares of our common stock would be issuable if the Series F Preferred Stock was converted at our option as of the Record Date.

Our Board of Directors believes that the increased number of authorized shares of common stock contemplated by the proposed amendment is desirable to provide us with the flexibility to meet our business needs as they arise, to take advantage of favorable opportunities and to respond to a changing environment, and is in the best interests of the Company and its stockholders.

In addition, our Board of Directors believes that the increased number of authorized shares of common stock contemplated by the proposed amendment is desirable so that we may issue additional shares from time to time, without further action or authorization by the stockholders (except as required by law), if needed for such corporate purposes as may be determined by the Board of Directors. Such corporate purposes might include the acquisition of other businesses in exchange for shares of our stock; flexibility for possible future financings; and attracting and retaining valuable employees and directors through the issuance of additional stock options or other equity awards. The Board of Directors considers the authorization of additional shares advisable to ensure prompt availability of shares for issuance should the occasion arise.

On April 10, 2012, we filed a registration statement on Form S-1 registering units, each consisting of one share of our common stock and 0.5 of a warrant to purchase one share of our common stock, pursuant to which we are seeking to raise up to $4 million. We are currently negotiating the terms of this offering and have not finalized the specific terms and transaction documents. While we do not believe the amount of proceeds will change, the type of security being offered may take the form of a common equity, preferred equity, or debt security convertible into common stock, plus warrants similar to the units offering. Due to our current financial position, it is imperative that we complete one or more additional financings, however, at the current time we do not have a sufficient number of authorized shares to permit us to conduct this offering or any similar offering. As discussed below, depending on the number of shares of our common stock that we issue pursuant to any offering, it could have a significant dilutive effect on our stockholders. Any shares we may issue will likely vary based on our stock price. If our stock price continues to decline, the dilution to our existing stockholders will become significantly larger.

After amendment to our certificate of incorporation to approve an increase in the number of authorized shares of our capital stock, our capitalization would be as follows:

Shares of our common stock authorized for issuance	470,000,000

Shares of our common stock issued and outstanding as of the Record Date	110,476,755

Shares of our common stock issuable upon the exercise of outstanding stock options having a weighted exercise price of $1.60 per share, under and outside of our stock plans	4,148,992

Shares of our common stock issuable upon exercise of outstanding warrants having a weighted average exercise price of $0.65 per share	304,000

Shares of our common stock issuable upon conversion of outstanding Series F Preferred Stock (if currently converted at Ironridge’s option) *	1,740,000

Shares of our common stock issuable upon conversion of outstanding Series H Preferred Stock	4,900,000

Total number of shares available for issuance	348,430,253

*  Although it is not currently our intention to convert the Series F Preferred Stock, 21,903,906 shares of our common stock would be issuable if the Series F Preferred Stock was converted at our option as of the Record Date.

Although an increase in the authorized shares of our common stock could, under certain circumstances, also be construed as having an anti-takeover effect (for example, by permitting easier dilution of the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction resulting in our acquisition by another company), the proposed increase in shares authorized is not in response to any effort by any person or group to accumulate our common stock or to obtain control of us by any means. In addition, the proposal is not part of any plan by our Board of Directors to recommend or implement a series of anti-takeover measures.

Possible Dilutive Effects of the Amendment

If the amendment to the Certificate of Incorporation is approved, the additional authorized shares would be available for issuance at the discretion of the Board of Directors and without further stockholder approval. The additional shares of authorized common stock would have the same rights and privileges as the shares of common stock currently issued and outstanding. Holders of our common stock have no preemptive rights.

The issuance of additional shares of common stock may, among other things, have a dilutive effect on earnings per share and on stockholders’ equity and voting rights. Furthermore, future sales of substantial amounts of our common stock, or the perception that these sales might occur, could adversely affect the prevailing market price of our common stock or limit our ability to raise additional capital. Stockholders should recognize that, as a result of this proposal, they will own a smaller percentage of shares relative to the total authorized shares of the Company than they presently own.

If our stockholders approve the proposed amendment, we will file the amendment to the Certificate of Incorporation with the Secretary of State of Delaware after the Annual Meeting.

Vote Required

Approval of this proposal requires the affirmative vote of the holders of a majority of the voting power of all then outstanding shares of our capital stock entitled to vote generally in the election of directors, voting together as a single class. For this proposal, abstentions and broker non-votes will have the same effect as a vote against the proposal.

Recommendation of the Board of Directors

Our Board of Directors unanimously recommends a vote “FOR” the approval and adoption of an amendment to our certificate of incorporation to increase the total number of authorized shares of our capital stock from 180 million shares, of which 175 million shares are common stock, to 475 million shares, of which 470 million shares will be common stock.

OTHER MATTERS

Stockholder Proposals for 2013 Annual Meeting. Stockholder proposals intended to be included in our 2013 Proxy Statement must be submitted in writing to our Secretary no later than January 11, 2013, pursuant to Rule 14a-8 of the Exchange Act. However, if we change the date of our 2013 Annual Meeting by more than 30 days from the date of our 2012 Annual Meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials for the 2012 Annual Meeting. Proposals by stockholders to be presented at our 2013 Annual Meeting (but not intended to be included in our 2013 Proxy Statement) must be submitted in writing to our Secretary no earlier than January 31, 2013, but no later than March 2, 2013, in accordance with our bylaws; however, in the event that 2013 Annual Meeting is called for a date that is not within 45 days before or after the anniversary date of our 2012 Annual Meeting, to be timely, the stockholder’s notice must be received not earlier than the opening of business on the 120th day before the 2013 Annual Meeting and not later than the later of (x) the close of business on the 90th day before the 2013 Annual Meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the 2013 Annual Meeting is made. Otherwise, the proxies named by our Board of Directors may exercise discretionary voting authority with respect to the stockholder proposal, without any discussion of the proposal in our proxy materials.

Multiple Stockholders Sharing the Same Address. Regulations regarding the delivery of copies of proxy materials and annual reports to stockholders permit us, banks, brokerage firms and other nominees to send one annual report and proxy statement to multiple stockholders who share the same address under certain circumstances, unless contrary instructions are received from stockholders. This practice is known as “householding.” Stockholders who hold their shares through a bank, broker or other nominee may have consented to reducing the number of copies of materials delivered to their address. In the event that a stockholder wishes to request delivery of a single copy of annual reports or proxy statements or to revoke a “householding” consent previously provided to a bank, broker or other nominee, the stockholder must contact the bank, broker or other nominee, as applicable, to revoke such consent. In any event, if a stockholder wishes to receive a separate proxy statement for the 2012 Annual Meeting of Stockholders, the stockholder may receive printed copies by contacting Allison Tomek, Investor Relations, 1690 South Congress Avenue, Suite 200, Delray Beach, Florida 33445 by mail or by calling Allison Tomek at (561) 805-8008.

Any stockholders of record sharing an address who now receive multiple copies of our annual reports and proxy statements, and who wish to receive only one copy of these materials per household in the future should also contact Allison Tomek, Investor Relations, by mail or telephone, as instructed above. Any stockholders sharing an address whose shares of common stock are held by a bank, broker or other nominee who now receive multiple copies of our annual reports and proxy statements, and who wish to receive only one copy of these materials per household, should contact the bank, broker or other nominee to request that only one set of these materials be delivered in the future.

Financial Statements. Our consolidated financial statements for the year ended December 31, 2011 are included in our 2011Annual Report to Stockholders. Copies of the Annual Report are being sent to our stockholders concurrently with the mailing of this proxy statement. The Annual Report does not form any part of the material for the solicitation of proxies.

Other Matters. At the date hereof, there are no other matters which the Board of Directors intends to present or has reason to believe others will present at the Annual Meeting. If other matters come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

The form of proxy and this proxy statement have been approved by the Board of Directors and are being mailed and delivered to stockholders by its authority.

WILLIAM J. CARAGOL

Chief Executive Officer

Delray Beach, Florida
May 9, 2012

ANNEX A

POSITIVEID CORPORATION

2011 STOCK INCENTIVE PLAN

As Amended

1. Purposes of the Plan.  The purposes of this Stock Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants, and to promote the long-term success of the Company’s business and to link participants’ directly to stockholder interests through increased stock ownership. Awards granted under the Plan may be Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Units, Performance Shares, Cash Awards and Other Stock Based Awards.

2. Definitions.  As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or any Committee or Officer as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Affiliate” means a Parent, a Subsidiary, an entity that is not a Parent or Subsidiary but which has a direct or indirect ownership interest in the Company or in which the Company has a direct or indirect ownership interest, an entity that is a customer or supplier of the Company, an entity that renders services to the Company, or an entity that has an ownership or business affiliation with any entity previously described in this Section 2(b).

(c) “Applicable Law” means the legal requirements relating to the administration of the Plan under applicable federal, state, local and foreign corporate, tax and securities laws, and the rules and requirements of any stock exchange or quotation system on which the Common Stock is listed or quoted.

(d) “Award” means an Option, Stock Appreciation Right, Restricted Stock Award, Performance Unit or Performance Share, Cash Award or Other Stock Based Award granted under the Plan.

(e) “Award Agreement” means the agreement, notice and/or terms or conditions by which an Award is evidenced, documented in such form (including by electronic communication) as may be approved by the Administrator.

(f) “Board” means the Board of Directors of the Company.

(g) “Cash Award” means an award payable in the form of cash.

(h) “Change in Control” means the happening of any of the following:

(i) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” as such term is used in Section 13(d) and 14(d) of the Exchange Act (other than any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities entitled generally to vote in the election of the Board (other than the occurrence of any contingency);

(ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or entity, which is consummated, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(iii) the effective date of a complete liquidation of the Company or the consummation of an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, which in both cases are approved by the stockholders of the Company as may be required by law.

(i) “Code” means the Internal Revenue Code of 1986, as amended.

(j) “Committee” means a committee appointed by the Board in accordance with Section 4 of the Plan.

(k) “Compensation Committee” means the Compensation Committee of the Board.

(l) “Common Stock” means the common stock, $.01 par value, of the Company.

(m) “Company” means PositiveID Corporation.

(n) “Consultant” means any person, including an advisor, engaged by the Company or an Affiliate and who is compensated for such services, including without limitation non-Employee Directors. In addition, as used herein, “consulting relationship” shall be deemed to include service by a non-Employee Director as such.

(o) “Continuous Status as an Employee or Consultant” means that the employment or consulting relationship is not interrupted or terminated by the Company or Affiliate, as applicable. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved in writing by the Board, an Officer, or a person designated in writing by the Board or an Officer as authorized to approve a leave of absence, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave may not exceed 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute, or (ii) transfers between locations of the Company or between the Company, a Parent, a Subsidiary or successor of the Company; or (iii) a change in the status of the Grantee from Employee to Consultant or from Consultant to Employee.

(p) “Covered Stock” means the Common Stock subject to an Award.

(q) “Date of Grant” means the date on which the Administrator makes the determination granting the Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Grantee within a reasonable time after the Date of Grant.

(r) “Date of Termination” means the date on which a Grantee’s Continuous Status as an Employee or Consultant terminates.

(s) “Director” means a member of the Board or a member of the Board of Directors of a Parent or Subsidiary.

(t) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(u) “Employee” means any person, including Officers and Directors, employed by the Company or any Affiliate. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(v) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(w) “Fair Market Value” means the value of a share of Common Stock. If the Common Stock is actively traded on any national securities exchange, including, but not limited to, the NASDAQ Stock Market or the New York Stock Exchange, Fair Market Value shall mean the closing price at which sales of Common Stock shall have been sold on the date of determination, as reported by any such exchange selected by the Administrator on which the shares of Common Stock are then traded. If the shares of Common Stock are not actively traded on any such exchange, Fair Market Value shall mean the arithmetic mean of the bid and asked prices for the shares of Common Stock on the most recent trading date within a reasonable period prior to the determination date as reported by such exchange. If there are no bid and asked prices within a reasonable period or if the shares of Common Stock are not traded on any exchange as of the determination date, Fair Market Value shall mean the fair market value of a share of Common Stock as determined by the Administrator taking into account such facts and circumstances deemed to be material by the Administrator to the value of the Common Stock in the hands of the Grantee; provided that, for purposes of granting awards other than Incentive Stock Options, Fair Market Value of a share of Common Stock may be determined by the Administrator by reference to the average market value determined over a period certain or as of specified dates, to a tender offer price for the shares of Common Stock (if settlement of an award is triggered by such an event) or to any other reasonable measure of fair market value and provided further that, for purposes of granting Incentive Stock Options, Fair Market Value of a share of Common Stock shall be determined in accordance with the valuation principles described in the regulations promulgated under Code Section 422.

(x) “Grantee” means an individual who has been granted an Award.

(y) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(z) “Nonqualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(aa) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(bb) “Option” means a stock option granted under the Plan.

(cc) “Other Stock Based Award” means an award that is valued in whole or in part by reference to, or is otherwise based on, Common Stock.

(dd) “Parent” means a corporation, whether now or hereafter existing, in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company holds at least 50 percent of the voting shares of one of the other corporations in such chain.

(ee) “Performance Based Compensation” means compensation which meets the requirements of Section 162(m)(4)(C) of the Code.

(ff) “Performance Based Restricted Stock” means an Award of Restricted Stock which meets the requirements of Section 162(m)(4)(C) of the Code, as described in Section 8(b) of the Plan.

(gg) “Performance Period” means the time period during which the performance goals established by the Administrator with respect to a Performance Unit or Performance Share, pursuant to Section 9 of the Plan, must be met.

(hh) “Performance Share” has the meaning set forth in Section 9 of the Plan.

(ii) “Performance Unit” has the meaning set forth in Section 9 of the Plan.

(jj) “Plan” means this PositiveID Corporation 2011 Stock Incentive Plan.

(kk) “Restricted Stock Award” means Shares that are awarded to a Grantee pursuant to Section 8 of the Plan.

(ll) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(mm) “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

(nn) “Stock Appreciation Right” or “SAR” means the right to receive an amount equal to the appreciation, if any, in the Fair Market Value of a Share from the date of the grant of the right to the date of its payment, as set forth in Section 7 of the Plan.

(oo) “Subsidiary” means a corporation, domestic or foreign, of which not less than 50 percent of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

3. Stock Subject to the Plan.  Subject to the provisions of Section 13 of the Plan and except as otherwise provided in this Section 3, the maximum aggregate number of Shares that may be subject to Awards under the Plan since the Plan became effective is 25,000,000 Shares, of which 25,000,000 can be issued as Incentive Stock Options. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Award expires or becomes unexercisable without having been exercised in full the remaining Shares that were subject to the Award shall become available for future Awards under the Plan (unless the Plan has terminated). With respect to Options and Stock Appreciation Rights, if the payment upon exercise of an Option or SAR is in the form of Shares, the Shares subject to the Option or SAR shall be counted against the available Shares as one Share for every Share subject to the Option or SAR, regardless of the number of Shares used to settle the SAR upon exercise.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies.  The Plan may be administered by different bodies with respect to different groups of Employees and Consultants, provided however, that the administrative authority set forth in items (vii), (viii), (ix), (xii), (xiii), (xiv), (xv), and (xvi) of Section 4(b) below shall be exercised only by the Compensation Committee. Except as provided below, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board and constituted to satisfy Applicable Law.

(ii) Rule 16b-3.  To the extent the Board or the Compensation Committee considers it desirable for transactions relating to Awards to be eligible to qualify for an exemption under Rule 16b-3, the transactions contemplated under the Plan shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii) Section 162(m) of the Code.  To the extent the Board or the Compensation Committee considers it desirable for compensation delivered pursuant to Awards to be eligible to qualify for an exemption from the limit on tax deductibility of compensation under Section 162(m) of the Code, the transactions contemplated under the Plan shall be structured to satisfy the requirements for exemption under Section 162(m) of the Code.

(iv) Authorization of Officers to Grant Options.  In accordance with Applicable Law, the Board may, by a resolution adopted by the Board, authorize one or more Officers to designate Officers and Employees (excluding the Officer so authorized) to be Grantees of Options and determine the number of Options to be granted to such Officers and Employees; provided, however, that the resolution adopted by the Board so authorizing such Officer or Officers shall specify the total number and the terms (including the exercise price, which may include a formula by which such price may be determined) of Options such Officer or Officers may so grant.

(b) Powers of the Administrator.  Subject to the provisions of the Plan, and in the case of a Committee or an Officer, subject to the specific duties delegated by the Board to such Committee or Officer, the Administrator shall have the authority, in its sole and absolute discretion:

(i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(w) of the Plan;

(ii) to select the Grantees to whom Awards will be granted under the Plan;

(iii) to determine whether, when, to what extent and in what types and amounts Awards are granted under the Plan;

(iv) to determine the number of shares of Common Stock to be covered by each Award granted under the Plan;

(v) to determine the forms of Award Agreements, which need not be the same for each grant or for each Grantee, and which may be delivered electronically, for use under the Plan;

(vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted under the Plan. Such terms and conditions, which need not be the same for each grant or for each Grantee, include, but are not limited to, the exercise price, the time or times when Options and SARs may be exercised (which may be based on performance criteria), the extent to which vesting is suspended during a leave of absence, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine;

(vii) to construe and interpret the terms of the Plan and Awards;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including, without limiting the generality of the foregoing, rules and regulations relating to the operation and administration of the Plan to accommodate the specific requirements of local and foreign laws and procedures;

(ix) to modify or amend each Award (subject to Section 15 of the Plan). However, the Administrator may not modify or amend any outstanding Option or SAR to reduce the exercise price of such Option or SAR, as applicable, below the exercise price as of the Date of Grant of such Option or SAR. In addition, no Option or SAR may be granted in exchange for, or in connection with, the cancellation or surrender of an Option or SAR or other Award having a lower exercise price;

(x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xi) to determine the terms and restrictions applicable to Awards;

(xii) to make such adjustments or modifications to Awards granted to Grantees who are Employees of foreign Subsidiaries as are advisable to fulfill the purposes of the Plan or to comply with Applicable Law;

(xiii) to delegate its duties and responsibilities under the Plan with respect to sub-plans applicable to foreign Subsidiaries, except its duties and responsibilities with respect to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act;

(xiv) to provide any notice or other communication required or permitted by the Plan in either written or electronic form;

(xv) to correct any defect or supply any omission, or reconcile any inconsistency in the Plan, or in any Award Agreement, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective; and

(xvi) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision.  The Administrator’s decisions, determinations and interpretations shall be final and binding on all Grantees and any other holders of Awards.

5. Eligibility and General Conditions of Awards.

(a) Eligibility.  Awards other than Incentive Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Award may be granted additional Awards.

(b) Maximum Term.  Subject to the following provision, the term during which an Award may be outstanding shall not extend more than ten years after the Date of Grant, and shall be subject to earlier termination as specified elsewhere in the Plan or Award Agreement.

(c) Award Agreement.  To the extent not set forth in the Plan, the terms and conditions of each Award, which need not be the same for each grant or for each Grantee, shall be set forth in an Award Agreement. The Administrator, in its sole and absolute discretion, may require as a condition to any Award Agreement’s effectiveness that the Award Agreement be executed by the Grantee, including by electronic signature or other electronic indication of acceptance, and that the Grantee agree to such further terms and conditions as specified in the Award Agreement. Except as otherwise provided in an Agreement, all capitalized terms used in the Agreement shall have the same meaning as in the Plan and the Agreement shall be subject to all of the terms of the Plan.

(d) Termination of Employment or Consulting Relationship.  In the event that a Grantee’s Continuous Status as an Employee or Consultant terminates (other than upon the Grantee’s Retirement (defined below), death, Disability, or Termination by Employer Not for Cause (defined below)), then, unless otherwise provided by the Award Agreement, and subject to Section 13 of the Plan:

(i) the Grantee may exercise his or her unexercised Option or SAR, but only within such period of time as is determined by the Administrator, and only to the extent that the Grantee was entitled to exercise it at the Date of Termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Award Agreement). In the case of an Incentive Stock Option, the Administrator shall determine such period of time (in no event to exceed three months from the Date of Termination) when the Option is granted. If, at the Date of Termination, the Grantee is not entitled to exercise his or her entire Option or SAR, the Shares covered by the unexercisable portion of the Option or SAR shall revert to the Plan. If, after the Date of Termination, the Grantee does not exercise his or her Option or SAR within the time specified by the Administrator, the Option or SAR shall terminate, and the Shares covered by such Option or SAR shall revert to the Plan;

(ii) the Grantee’s Restricted Stock Awards, to the extent forfeitable immediately before the Date of Termination, shall thereupon automatically be forfeited;

(iii) the Grantee’s Restricted Stock Awards that were not forfeitable immediately before the Date of Termination shall promptly be settled by delivery to the Grantee of a number of unrestricted Shares equal to the aggregate number of the Grantee’s vested Restricted Stock Awards; and

(iv) any Performance Shares or Performance Units with respect to which the Performance Period has not ended as of the Date of Termination shall terminate immediately upon the Date of Termination.

(e) Disability of Grantee.  In the event that a Grantee’s Continuous Status as an Employee or Consultant terminates as a result of the Grantee’s Disability, then, unless otherwise provided by the Award Agreement, such termination shall have no effect on the Grantee’s outstanding Awards. The Grantee’s Awards shall continue to vest and remain outstanding and exercisable until they expire by their terms. In the case of an Incentive Stock Option, any option not exercised within 12 months of the date of termination of the Grantee’s Continuous Status as an Employee or Consultant due to Disability will be treated as a Nonqualified Stock Option.

(f) Death of Grantee.  In the event of the death of a Grantee, then, unless otherwise provided by the Award Agreement, such termination shall have no effect on Grantee’s outstanding Awards. The Grantee’s Awards shall continue to vest and remain outstanding and exercisable until they expire by their terms. In the case of an Incentive Stock Option, any option not exercised within 12 months of the date of termination of Grantee’s Continuous Status as an Employee or Consultant due to death will be treated as a Nonqualified Stock Option.

(g) Retirement of Grantee.  Except as otherwise provided in Section 5(g)(i) below, in the event that a Grantee’s Continuous Status as an Employee or Consultant terminates after the Grantee’s attainment of age 65 (hereinafter, “Retirement”), then, unless otherwise provided by the Award Agreement, such termination shall have no effect on Grantee’s outstanding Awards. The Grantee’s Awards shall continue to vest and remain outstanding and exercisable until they expire by their terms. In the case of an Incentive Stock Option, any option not exercised within 3 months of the termination of Grantee’s Continuous Status as an Employee or Consultant due to Retirement will be treated as a Nonqualified Stock Option.

(h) Termination by Employer Not for Cause.  In the event that a Grantee’s Continuous Status as an Employee or Consultant is terminated by the Employer without Cause (hereinafter, “Termination by Employer Not for Cause”), then, unless otherwise provided by the Award Agreement, such termination shall have no effect on Grantee’s outstanding Awards. Grantee’s Awards shall continue to vest and remain outstanding and exercisable until they expire by their terms. In the case of an Incentive Stock Option, any option not exercised within 3 months of the date of will be treated as a Nonqualified Stock Option. In the case of a Grantee who is a Director, the Grantee’s service as a Director shall be deemed to have been terminated without Cause if the Participant ceases to serve in such a position solely due to the failure to be reelected or reappointed, as the case may be, and such failure is not a result of an act or omission which would constitute Cause.

(i) Termination for Cause.  Notwithstanding anything herein to the contrary, if a Grantee is an Employee of the Company and is “Terminated for Cause”, as defined herein below, or violates any of the terms of their employment after they have become vested in any of their rights herein, the Grantee’s full interest in such rights shall terminate on the date of such termination of employment and all rights thereunder shall cease. Whether a Participant’s employment is Terminated for Cause shall be determined by the Board. Cause shall mean gross negligence, willful misconduct, flagrant or repeated violations of the Company’s policies, rules or ethics, a material breach by the Grantee of any employment agreement between the Grantee and the Company, intoxication, substance abuse, sexual or other unlawful harassment, disclosure of confidential or proprietary information, engaging in a business competitive with the Company, or dishonest, illegal or immoral conduct.

(j) Nontransferability of Awards.

(i) Except as provided in Section 5(j)(iii) below, each Award, and each right under any Award, shall be exercisable only by the Grantee during the Grantee’s lifetime, or, if permissible under Applicable Law, by the Grantee’s guardian or legal representative.

(ii) Except as provided in Section 5(j)(iii) below, no Award (prior to the time, if applicable, Shares are issued in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Stock Awards, to the Company) and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(iii) To the extent and in the manner permitted by Applicable Law, and to the extent and in the manner permitted by the Administrator, and subject to such terms and conditions as may be prescribed by the Administrator, a Grantee may transfer an Award to:

(A) a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Grantee (including adoptive relationships);

(B) any person sharing the employee’s household (other than a tenant or employee);

(C) a trust in which persons described in (A) and (B) have more than 50 percent of the beneficial interest;

(D) a foundation in which persons described in (A) or (B) or the Grantee control the management of assets; or

(E) any other entity in which the persons described in (A) or (B) or the Grantee own more than 50 percent of the voting interests;

provided such transfer is not for value. The following shall not be considered transfers for value: a transfer under a domestic relations order in settlement of marital property rights, and a transfer to an entity in which more than 50 percent of the voting interests are owned by persons described in (A) above or the Grantee, in exchange for an interest in such entity.

6. Stock Options.

(a) Limitations.

(i) Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. Any Option designated as an Incentive Stock Option:

(A) shall not have an aggregate Fair Market Value (determined for each Incentive Stock Option at the Date of Grant) of Shares with respect to which Incentive Stock Options are exercisable for the first time by the Grantee during any calendar year (under the Plan and any other employee stock option plan of the Company or any Parent or Subsidiary (“Other Plans”)), determined in accordance with the provisions of Section 422 of the Code, that exceeds $100,000 (the “$100,000 Limit”);

(B) shall, if the aggregate Fair Market Value of Shares (determined on the Date of Grant) with respect to the portion of such grant that is exercisable for the first time during any calendar year (“Current Grant”) and all Incentive Stock Options previously granted under the Plan and any Other Plans that are exercisable for the first time during a calendar year (“Prior Grants”) would exceed the $100,000 Limit, be exercisable as follows:

(1) The portion of the Current Grant that would, when added to any Prior Grants, be exercisable with respect to Shares that would have an aggregate Fair Market Value (determined as of the respective Date of Grant for such Options) in excess of the $100,000 Limit shall, notwithstanding the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calendar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit; and (2) If, viewed as of the date of the Current Grant, any portion of a Current Grant could not be exercised under the preceding provisions of this Section 6(a)(i)(B) during any calendar year commencing with the calendar year in which it is first exercisable through and including the last calendar year in which it may by its terms be exercised, such portion of the Current Grant shall not be an Incentive Stock Option, but shall be exercisable as a separate Option at such date or dates as are provided in the Current Grant.

(ii) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 2,000,000 Shares. The limitation described in this Section 6(a)(ii) shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 13 of the Plan. If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13 of the Plan), the canceled Option will be counted against the limitation described in this Section 6(a)(ii).

(b) Term of Option.  The term of each Option shall be stated in the Award Agreement; provided, however, that the term shall be 10 years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10 percent of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c) Option Exercise Price and Consideration.

(i) Exercise Price.  The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator and, except as otherwise provided in this Section 6(c)(i), shall be no less than 100 percent of the Fair Market Value per Share on the Date of Grant.

(A) In the case of an Incentive Stock Option granted to an Employee who on the Date of Grant owns stock representing more than 10 percent of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110 percent of the Fair Market Value per Share on the Date of Grant.

(B) Any Option that is (1) granted to a Grantee in connection with the acquisition (“Acquisition”), however effected, by the Company of another corporation or entity (“Acquired Entity”) or the assets thereof, (2) associated with an option to purchase shares of stock or other equity interest of the Acquired Entity or an affiliate thereof (“Acquired Entity Option”) held by such Grantee immediately prior to such Acquisition, and (3) intended to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Option, may be granted with such exercise price as the Administrator determines to be necessary to achieve such preservation of economic value.

(d) Waiting Period and Exercise Dates.  At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised. An Option shall be exercisable only to the extent that it is vested according to the terms of the Award Agreement.

(e) Form of Consideration.  The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. The acceptable form of consideration may consist of any combination of the following: cash; pursuant to procedures approved by the Administrator, through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay the exercise price, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by the Grantee by reason of such exercise (a “cashless exercise”) or; subject to the approval of the Administrator:

(i) by the surrender of all or part of an Award (including the Award being exercised);

(ii) by the tender to the Company of Shares owned by the Grantee and registered in his name having a Fair Market Value equal to the amount due to the Company;

(iii) in other property, rights and credits deemed acceptable by the Administrator, including the Participant’s promissory note; or

(iv) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Law and deemed acceptable by the Administrator.

(f) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder.

(A) Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement.

(B) An Option may not be exercised for a fraction of a Share.

(C) An Option shall be deemed exercised when the Company receives:

(1) written or electronic notice of exercise (in accordance with the Award Agreement and any action taken by the Administrator pursuant to Section 4(b) of the Plan or otherwise) from the person entitled to exercise the Option, and

(2) full payment for the Shares with respect to which the Option is exercised.

(D) Shares issued upon exercise of an Option shall be issued in the name of the Grantee or, if requested by the Grantee, in the name of the Grantee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

(E) Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

7. Stock Appreciation Rights.

(a) Grant of SARs.  Subject to the terms and conditions of the Plan, the Administrator may grant SARs in tandem with an Option or alone and unrelated to an Option. Tandem SARs shall expire no later than the expiration of the underlying Option. In no event shall the term of a SAR exceed ten years from the Date of Grant.

(b) Exercise of SARs.  SARs shall be exercised by the delivery of a written or electronic notice of exercise (in accordance with the Award Agreement and any action taken by the Administrator pursuant to Section 4(b) of the Plan or otherwise), setting forth the number of Shares over which the SAR is to be exercised. Tandem SARs may be exercised:

(i) with respect to all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option;

(ii) only with respect to the Shares for which its related Option is then exercisable; and

(iii) only when the Fair Market Value of the Shares subject to the Option exceeds the exercise price of the Option.

The value of the payment with respect to the tandem SAR may be no more than 100 percent of the difference between the exercise price of the underlying Option and the Fair Market Value of the Shares subject to the underlying Option at the time the tandem SAR is exercised.

(c) Payment of SAR Benefit.  Upon exercise of a SAR, the Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i) the excess of the Fair Market Value of a Share on the date of exercise over the SAR exercise price; by

(ii) the number of Shares with respect to which the SAR is exercised;

provided, that the Administrator may provide in the Award Agreement that the benefit payable on exercise of a SAR shall not exceed such percentage of the Fair Market Value of a Share on the Date of Grant, or any other limitation, as the Administrator shall specify. The payment upon exercise of a SAR shall be in Shares that have an aggregate Fair Market Value (as of the date of exercise of the SAR) equal to the amount of the payment.

(d) No Employee shall be granted, in any fiscal year, SARs with respect to more than 2,000,000 Shares. The limitation described in this Section 7(d) shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 13 of the Plan. If a SAR is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13 of the Plan), the canceled SAR will be counted against the limitation described in this Section 7(d).

8. Restricted Stock Awards.  Subject to the terms of the Plan, the Administrator may grant Restricted Stock Awards to any Eligible Recipient, in such amount and upon such terms and conditions as shall be determined by the Administrator.

(a) Administrator Action.  The Administrator acting in its sole and absolute discretion shall have the right to grant Restricted Stock to Eligible Recipients under the Plan from time to time. Each Restricted Stock Award shall be evidenced by a Restricted Stock Agreement, and each Restricted Stock Agreement shall set forth the conditions, if any, which will need to be timely satisfied before the grant will be effective and the conditions, if any, under which the Grantee’s interest in the related Stock will be forfeited. The Administrator may make grants of Performance-Based Restricted Stock and grants of Restricted Stock that are not Performance-Based Restricted Stock; provided, however, that only the Compensation Committee may serve as the Administrator with respect to grants of Performance-Based Restricted Stock.

(b) Performance-Based Restricted Stock.

(i) Effective Date.  A grant of Performance-Based Restricted Stock shall be effective as of the date the Compensation Committee certifies that the applicable conditions described in Section 8(b)(iii) of the Plan have been timely satisfied.

(ii) Share Limitation.  No more than 2,000,000 shares of Performance-Based Restricted Stock may be granted to an Eligible Recipient in any calendar year.

(iii) Grant Conditions.  The Compensation Committee, acting in its sole and absolute discretion, may select from time to time Eligible Recipients to receive grants of Performance-Based Restricted Stock in such amounts as the Compensation Committee may, in its sole and absolute discretion, determine, subject to any limitations provided in the Plan. The Compensation Committee shall make each grant subject to the attainment of certain performance targets. The Compensation Committee shall determine the performance targets which will be applied with respect to each grant of Performance-Based Restricted Stock at the time of grant, but in no event later than 90 days after the commencement of the period of service to which the performance targets relate. The performance criteria applicable to Performance-Based Restricted Stock grants will be one or more of the following criteria: (1) stock price; (2) average annual growth in earnings per share; (3) increase in stockholder value; (4) earnings per share; (5) net income; (6) return on assets; (7) return on stockholders’ equity; (8) increase in cash flow; (9) operating profit or operating margins; (10) revenue growth of the Company; and (11) operating expenses. Each performance target applicable to a Cash Award intended to be Performance Based Compensation and the deadline for satisfying each such target shall be stated in the Agreement between the Company and the Employee. The Compensation Committee must certify in writing that each such target has been satisfied before the Performance Based Compensation award is paid.

The related Restricted Stock Agreement shall set forth the applicable performance criteria and the deadline for satisfying the performance criteria.

(iv) Forfeiture Conditions.  The Compensation Committee may make each Performance-Based Restricted Stock grant (if, when and to the extent that the grant becomes effective) subject to one, or more than one, objective employment, performance or other forfeiture condition which the Compensation Committee acting in its sole and absolute discretion deems appropriate under the circumstances for Eligible Recipients generally or for a Grantee in particular, and the related Restricted Stock Agreement shall set forth each such condition and the deadline for satisfying each such forfeiture condition. A Grantee’s nonforfeitable interest in the Shares related to a Performance-Based Restricted Stock grant shall depend on the extent to which each such condition is timely satisfied. A Stock certificate shall be issued (subject to the conditions, if any, described in this Section 8(b)) to, or for the benefit of, the Grantee with respect to the number of shares for which a grant has become effective as soon as practicable after the date the grant becomes effective.

(c) Restricted Stock Other Than Performance-Based Restricted Stock.

(i) Effective Date.  A Restricted Stock grant which is not a grant of Performance-Based Restricted Stock shall be effective (a) as of the date set by the Administrator when the grant is made or, if the grant is made subject to one, or more than one, condition, (b) as of the date the Administrator determines that such conditions have been timely satisfied.

(ii) Grant Conditions.  The Administrator acting in its sole and absolute discretion may make the grant of Restricted Stock which is not Performance-Based Restricted Stock to a Grantee subject to the satisfaction of one, or more than one, objective employment, performance or other grant condition which the Administrator deems appropriate under the circumstances for Eligible Recipients generally or for a Grantee in particular, and the related Restricted Stock Agreement shall set forth each such condition and the deadline for satisfying each such grant condition.

(iii) Forfeiture Conditions.  The Administrator may make each grant of Restricted Stock which is not a grant of Performance-Based Restricted Stock (if, when and to the extent that the grant becomes effective) subject to one, or more than one, objective employment, performance or other forfeiture condition which the Administrator acting in its sole and absolute discretion deems appropriate under the circumstances for Eligible Recipients generally or for a Grantee in particular, and the related Restricted Stock Agreement shall set forth each such condition and the deadline for satisfying each such forfeiture condition. A Grantee’s nonforfeitable interest in the Shares related to a grant of Restricted Stock which is not a grant of Performance-Based Restricted Stock shall depend on the extent to which each such condition is timely satisfied. A Stock certificate shall be issued (subject to the conditions, if any, described in this Section 8(c)) to, or for the benefit of, the Grantee with respect to the number of shares for which a grant has become effective as soon as practicable after the date the grant becomes effective.

(d) Dividends and Voting Rights.  Each Restricted Stock Agreement shall state whether the Grantee shall have a right to receive any cash dividends which are paid with respect to his or her Restricted Stock after the date his or her Restricted Stock grant has become effective and before the first day that the Grantee’s interest in such stock is forfeited completely or becomes completely nonforfeitable. If a Restricted Stock Agreement provides that a Grantee has no right to receive a cash dividend when paid, such agreement shall set forth the conditions, if any, under which the Grantee will be eligible to receive one, or more than one, payment in the future to compensate the Grantee for the fact that he or she had no right to receive any cash dividends on his or her Restricted Stock when such dividends were paid. If a Restricted Stock Agreement calls for any such payments to be made, the Company shall make such payments from the Company’s general assets, and the Grantee shall be no more than a general and unsecured creditor of the Company with respect to such payments. If a stock dividend is declared on such a Share after the grant is effective but before the Grantee’s interest in such Stock has been forfeited or has become nonforfeitable, such stock dividend shall be treated as part of the grant of the related Restricted Stock, and a Grantee’s interest in such stock dividend shall be forfeited or shall become nonforfeitable at the same time as the Share with respect to which the stock dividend was paid is forfeited or becomes nonforfeitable. If a dividend is paid other than in cash or stock, the disposition of such dividend shall be made in accordance with such rules as the Administrator shall adopt with respect to each such dividend. A Grantee shall have the right to vote the Shares related to his or her Restricted Stock grant after the grant is effective with respect to such Shares but before his or her interest in such Shares has been forfeited or has become nonforfeitable.

(e) Satisfaction of Forfeiture Conditions.  A Share shall cease to be Restricted Stock at such time as a Grantee’s interest in such Share becomes nonforfeitable under the Plan, and the certificate representing such share shall be reissued as soon as practicable thereafter without any further restrictions related to Section 8(b) or Section 8(c) and shall be transferred to the Grantee.

9. Performance Units and Performance Shares.

(a) Grant of Performance Units and Performance Shares.  Subject to the terms of the Plan, the Administrator may grant Performance Units or Performance Shares to any Eligible Recipient in such amounts and upon such terms as the Administrator shall determine.

(b) Value/Performance Goals.  Each Performance Unit shall have an initial value that is established by the Administrator on the Date of Grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Date of Grant. The Administrator shall set performance goals that, depending upon the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid to the Grantee.

(c) Payment of Performance Units and Performance Shares.

(i) Subject to the terms of the Plan, after the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to receive a payment based on the number and value of Performance Units or Performance Shares earned by the Grantee over the Performance Period, to the extent the corresponding performance goals have been achieved.

(ii) If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Administrator determines appropriate, the Administrator may adjust, change or eliminate the performance goals or the applicable Performance Period as it deems appropriate in order to make them appropriate and comparable to the initial performance goals or Performance Period.

(d) Form and Timing of Payment of Performance Units and Performance Shares.  Payment of earned Performance Units or Performance Shares shall be made in a lump sum following the close of the applicable Performance Period. The Administrator may pay earned Performance Units or Performance Shares in cash or in Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Performance Units or Performance Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Administrator. The form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

10. Cash Awards.  The Administrator may grant Cash Awards at such times and in such amounts as it deems appropriate.

(a) Annual Limits.  Notwithstanding the foregoing, the amount of any Cash Award in any Fiscal Year to any Grantee shall not exceed the greater of $300,000 or 100% of his cash compensation (excluding any Cash Award under the Plan) for such Fiscal Year.

(b) Restrictions.  Cash Awards may be subject or not subject to conditions (such as an investment requirement), restricted or nonrestricted, vested or subject to forfeiture and may be payable currently or in the future or both. The Administrator may make grants of Cash Awards that are intended to be Performance Based Compensation and grants of Cash Awards that are not intended to be Performance Based Compensation; provided, however, that only the Compensation Committee may serve as the Administrator with respect to grants of Cash Awards that are intended to be Performance-Based Compensation. The Compensation Committee shall determine the performance targets which will be applied with respect to each grant of Cash Awards that are intended to be Performance Based Compensation at the time of grant, but in no event later than 90 days after the beginning of the period of service to which the performance targets relate. The performance criteria applicable to Performance Based Compensation awards will be one or more of the following: (1) stock price; (2) average annual growth in earnings per share; (3) increase in stockholder value; (4) earnings per share; (5) net income; (6) return on assets; (7) return on stockholders’ equity; (8) increase in cash flow; (9) operating profit or operating margins; (10) revenue growth of the Company; and (11) operating expenses. Each performance target applicable to a Cash Award intended to be Performance Based Compensation and the deadline for satisfying each such target shall be stated in the Agreement between the Company and the Employee. The Compensation Committee must certify in writing that each such target has been satisfied before the Performance Based Compensation award is paid.

11. Other Stock Based Awards.  The Administrator shall have the right to grant Other Stock Based Awards which may include, without limitation, the grant of Shares based on certain conditions, the payment of cash based on the performance of the Common Stock, and the grant of securities convertible into Shares.

12. Tax Withholding.  The Company shall deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state, local or foreign government. Whenever the Company proposes or is required to issue or transfer Shares under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state, local and foreign withholding tax requirements prior to the delivery of any certificate or certificates for such shares. A Grantee may pay the withholding tax in cash, or, if the applicable Award Agreement provides, a Grantee may elect to have the number of Shares he is to receive reduced by the smallest number of whole Shares that, when multiplied by the Fair Market Value of the Shares determined as of the Tax Date (defined below), is sufficient to satisfy federal, state, local and foreign, if any, withholding taxes arising from exercise or payment of a grant under the Plan (a “Withholding Election”). A Grantee may make a Withholding Election only if the Withholding Election is made on or prior to the date on which the amount of tax required to be withheld is determined (the “Tax Date”) by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Administrator. The Administrator may in its sole and absolute discretion disapprove and give no effect to the Withholding Election.

13. Adjustments Upon Changes in Capitalization or Change in Control.

(a) Changes in Capitalization.  Subject to any required action by the stockholders of the Company, the number of Covered Shares, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Covered Stock, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Covered Stock.

(b) Change in Control.  In the event of a Change in Control, then the following provisions shall apply:

(i) all outstanding Options shall become fully exercisable, except to the extent that the right to exercise the Option is subject to restrictions established in connection with a SAR that is issued in tandem with the Option;

(ii) all outstanding SARs shall become immediately payable, except to the extent that the right to exercise the SAR is subject to restrictions established in connection with an Option that is issued in tandem with the SAR;

(iii) all Shares of Restricted Stock shall become fully vested;

(iv) all Performance Shares and Performance Units shall be deemed to be fully earned and shall be paid out in such manner as determined by the Compensation Committee; and

(v) all Cash Awards, Other Stock Based Awards and other Awards shall become fully vested and/or earned and paid out in such manner as determined by the Compensation Committee.

In addition to the provisions of Section 13(b) above and to the extent not inconsistent therewith the Compensation Committee, in its sole discretion, may: (1) provide for the purchase of any Award for an amount of cash equal to the amount which could have been attained upon the exercise or realization of such Award had such Award been currently exercisable or payable; (2) make such adjustment to the Awards then outstanding as the Compensation Committee deems appropriate to reflect such transaction or change; and/or (3) cause the Awards then outstanding to be assumed, or new Awards substituted therefore, by the surviving corporation in such change.

14. Term of Plan.  The Plan shall become effective upon its approval by the stockholders of the Company. Such stockholder approval shall be obtained in the manner and to the degree required under applicable federal and state law. The Plan shall continue in effect until the tenth anniversary of adoption of the Plan by the Board, unless terminated earlier under Section 15 of the Plan.

15. Amendment and Termination of the Plan.

(a) Amendment and Termination.  The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval.  The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 or Section 162(m) of the Code (or any successor rule or statute) or other Applicable Law. Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the Applicable Law.

(c) Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Grantee, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.

16. Conditions Upon Issuance of Shares.

(a) Legal Compliance.  Shares shall not be issued pursuant to an Award unless the exercise, if applicable, of such Award and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and any insider trading policy adopted by the Company, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations.  As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

17. Liability of Company.

(a) Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

(b) Grants Exceeding Allotted Shares.  If the Covered Stock covered by an Award exceeds, as of the date of grant, the number of Shares that may be issued under the Plan without additional stockholder approval, such Award shall be void with respect to such excess Covered Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 15 of the Plan.

18. Reservation of Shares.  The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

19. Rights of Employees.  Neither the Plan nor any Award shall confer upon a Grantee any right with respect to continuing the Grantee’s employment relationship with the Company, nor shall they interfere in any way with the Grantee’s right or the Company’s right to terminate such employment relationship at any time, with or without cause.

20. Sub-plans for Foreign Subsidiaries.  The Board may adopt sub-plans applicable to particular foreign Subsidiaries. All Awards granted under such sub-plans shall be treated as grants under the Plan. The rules of such sub-plans may take precedence over other provisions of the Plan, with the exception of Section 3, but unless otherwise superseded by the terms of such sub-plan, the provisions of the Plan shall govern the operation of such sub-plan.

21. Construction.  The Plan shall be construed under the laws of the State of Delaware, to the extent not preempted by federal law, without reference to the principles of conflict of laws.

22. Certain Limitations on Awards to Ensure Compliance with Code Section 409A.  For purposes of this Plan, references to an award term or event (including any authority or right of the Company or a Grantee) being “permitted” under Code Section 409A mean, for a 409A Award (meaning an Award that constitutes a deferral of compensation under Code Section 409A and regulations thereunder), that the term or event will not cause the Grantee to be liable for payment of interest or a tax penalty under Code Section 409A and, for a Non-409A Award (meaning all Awards other than 409A Awards), that the term or event will not cause the Award to be treated as subject to Code Section 409A. Other provisions of the Plan notwithstanding, the terms of any 409A Award and any Non-409A Award, including any authority of the Company and rights of the Grantee with respect to the Award, shall be limited to those terms permitted under Code Section 409A, and any terms not permitted under Code Section 409A shall be automatically modified and limited to the extent necessary to conform with Code Section 409A. For this purpose, other provisions of the Plan notwithstanding, the Company shall have no authority to accelerate distributions relating to 409A Awards in excess of the authority permitted under Code Section 409A, and any distribution subject to Code Section 409A(a)(2)(A)(i) (separation from service) to a “key employee” as defined under Code Section 409A(a)(2)(B)(i), shall not occur earlier than the earliest time permitted under Code Section 409A(a)(2)(B)(i).

ANNEX B

FORM OF THIRD CERTIFICATE OF AMENDMENT

OF

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION,

AS PREVIOUSLY AMENDED,

OF

POSITIVEID CORPORATION

PositiveID Corporation, a corporation organized and existing under and by virtue of the Delaware General Corporation Law, through its duly authorized officer and by authority of its Board of Directors, does hereby certify that:

1. The name of the corporation (hereinafter called the “Corporation”) is PositiveID Corporation, formerly known as VeriChip Corporation.  The date of filing of the Corporation’s original Certificate of Incorporation with the Secretary of State of the State of Delaware was November 29, 2001.

2. The Board of Directors of the Corporation duly adopted resolutions setting forth proposed amendments (the “Certificate of Amendment”) to the Second Amended and Restated Certificate of Incorporation, as previously amended (the “Certificate of Incorporation”), declaring said amendments to be advisable and directing that said amendments be submitted to the stockholders of the Corporation for consideration thereof.  The resolutions setting forth the proposed amendments are as follows:

RESOLVED, that the Certificate of Incorporation be amended by changing the first paragraph of Article numbered “IV” so that, as amended, said paragraph shall be and read as follows:

“The total number of shares of all classes of capital stock which the Corporation is authorized to issue is 475,000,000 shares, consisting of 470,000,000 shares of common stock, par value $0.01 per share (the “Common Stock”) and 5,000,000 shares of preferred stock, par value $0.001 per shares (the “Preferred Stock”).”

3.  Pursuant to a resolution of its Board of Directors, a meeting of stockholders of the Corporation was duly called and held, on [●], 2012 upon notice in accordance with Section 222 of the Delaware General Corporation Law, at which meeting the necessary number of shares as required by statute were voted in favor of the Certificate of Amendment.

4.  The foregoing Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

NOW, THEREFORE, the Corporation has caused this Certificate of Amendment to be signed this ____ day of _______________, 2012.

POSITIVEID CORPORATION

By:
Name:
Title:

* The date inserted will be the date the Certificate of Amendment is filed with the Secretary of State of the State of Delaware.

B-1

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POSITIVEID CORPORATION 1690 S. CONGRESS AVENUE, SUITE #200 DELRAY BEACH, FL 33445

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends a vote FOR the following:				For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
				All	All	Except

1.	Election of Directors			0	0	0
	Nominees

01	William J. Caragol	02	Jeffrey S. Cobb	03	Barry M. Edelstein	04	Michael E. Krawitz	05	Ned L. Siegel

The Board of Directors recommends a vote FOR proposals 2 and 3.
									For	Against	Abstain
2.	Approval of an amendment to the PositiveID Corporation 2011 Stock Incentive Plan to increase the number of authorized shares of common stock under the plan from 6,000,000 to 25,000,000.								0	0	0

3.	Approval and adoption of an amendment to our certificate of incorporation to increase the total number of authorized shares of our capital stock from 180 million shares, of which 175 million shares are common stock, to 475 million shares, of which 470 million shares will be common stock.								0	0	0

NOTE: In their discretion the individuals designated to vote this proxy are authorized to vote upon such other matters as may properly come before the annual meeting or any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]				Date		Signature (Joint Owners)				Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is are available at www.proxyvote.com.

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POSITIVEID CORPORATION Annual Meeting of Stockholders May 31, 2012 8:00 A.M. This proxy is solicited by the Board of Directors

The undersigned hereby appoints William J. Caragol and Bryan D. Happ, and each of them, with full power of substitution, proxies of the undersigned, to attend and vote all the shares of common stock, $0.01 par value, of PositiveID Corporation, a Delaware corporation, or PositiveID, which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held at our principal executive offices located at 1690 South Congress Avenue, Suite 200, Delray Beach, Florida 33445, at 8:00 a.m., Eastern Standard Time, on May 31, 2012, or any adjournment or postponement thereof, according to the number of votes the undersigned would be entitled to cast if personally present upon the matters referred to on this proxy and, in their discretion, upon any other business as may come before the meeting.

You can vote your proxy by either (i) internet; (ii) telephone; or (iii) mail. Internet and telephone voting is available through 11:59 p.m. (ET) on May 30, 2012. To vote by telephone, use any touch-tone telephone and dial 1-800-690-6903. Please have your proxy card and the last four digits of your social security number available when you call. Follow the instructions the recorded voice provides. In order to vote by internet, access the following website www.proxyvote.com. Please have your proxy card and last four digits of your social security number available. Follow the instructions provided to create an electronic ballot.

If you have voted by internet or telephone, there is no need to mail back your proxy card.

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to be Held on May 31, 2012

The proxy statement, proxy card and annual report to stockholders are available at: www.positiveidcorp.com

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

Continued and to be signed on reverse side